UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

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☐	Soliciting Material Pursuant to §240.14a-12

Glatfelter Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2022 PROXY STATEMENT | 1

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Time and Date:	November 11, 2022

10:00 a.m. Eastern Time

Place:	Virtual Meeting
www.virtualshareholdermeeting.com/GLT2022SM

The 2022 Special Meeting of Shareholders (the “Special Meeting”) of Glatfelter Corporation (“Glatfelter,” the “Company,” “we,” “us,” or “our”), a Pennsylvania corporation, will be held on November 11, 2022 at 10:00 a.m. Eastern Time, to consider and act on the following proposals:

1.	To approve amendments to our Articles of Incorporation and Bylaws to implement a majority voting standard for uncontested director elections;

2.	To approve an amendment to our Articles of Incorporation to eliminate cumulative voting in director elections;

3.	To approve an amendment to our Bylaws to allow the Board of Directors of the Company (the “Board” or “Board of Directors”) to determine the number of authorized directors by resolution;

4.	To approve an amendment to our Bylaws to allow our Board to determine the time and place of the annual meeting;

5.

To approve an amendment to our Bylaws to provide for proxy access, which would allow eligible shareholders to include their own nominees for director in the Company’s proxy materials along with the Board’s nominees;

6.	To approve amendments to our Bylaws to clarify our voting standards; and

7.	such other business as may properly come before the Special Meeting.

Only holders of record of the Company’s common stock at the close of business on September 26, 2022 (the “Record Date”) will be entitled to notice of, and to vote at, the Special Meeting.

It is important that your shares be represented, and we encourage you to vote your shares in advance of the Special Meeting. Please vote your shares by telephone at 1-800-690-6903, online at www.proxyvote.com, or by completing and signing the enclosed proxy card and returning it promptly in the enclosed envelope (requiring no postage if mailed in the United States). If you choose, you may still vote online during the Special Meeting, even if you previously voted by telephone, internet, or mail.

Because the health and safety of our shareholders, directors, employees, and other attendees remain our most important concerns, we are holding the Special Meeting exclusively in a virtual only format via live webcast on the internet, also known as a “virtual meeting.” There will not be a physical location for the Special Meeting, and you will not be able to attend the Special Meeting in person.

To participate in the Special Meeting, you must log onto www.virtualshareholdermeeting.com/GLT2022SM (the “Meeting Website”) and enter the 16-digit control number found on your proxy card or voting instruction form, as applicable. Therefore, it is very important that you retain your proxy card or voting instruction form, as applicable, if you wish to virtually attend the Special Meeting. You may vote your shares and ask questions during the Special Meeting by following the instructions available on the Meeting Website. We encourage you to access the Meeting Website prior to the start time to familiarize yourself with the virtual meeting platform and ensure you can hear the streaming audio. Online access will be available starting at 9:45 a.m. Eastern Time on November 11, 2022. Whether or not you plan to virtually attend the Special Meeting, we urge you to vote and submit your proxy in advance of the Special Meeting by one of the methods described above.

Jill L. Urey, Secretary

October 7, 2022

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2022 SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 11, 2022:

Glatfelter Corporation’s proxy statement for the 2022 Special Meeting of Shareholders is available via the Internet at www.glatfelter.com/investors/financials-and-filings/.

2022 PROXY STATEMENT	›

2022 PROXY STATEMENT	›

Proxy Summary

This Proxy Summary highlights information explained more fully elsewhere in this proxy statement. We ask that you read the entire proxy statement before voting.

Special Meeting Information

Time and Date:	November 11, 2022 10:00 a.m. at Eastern Time
Place:	Virtual Meeting
www.virtualshareholdermeeting.com/GLT2022SM

Record Date:	September 26, 2022
Voting:	Shareholders of Glatfelter as of the Record Date are entitled to vote. Each share of Glatfelter common stock is entitled to one vote for each of the proposals to be voted upon at the Special Meeting.

Proposals Requiring Your Vote

The Company is calling the Special Meeting to allow shareholders of the Company an opportunity to vote on the below listed proposals (each a “Proposal” and collectively, the “Proposals”). Your vote is very important to us and our business. Please cast your vote immediately on all proposals to ensure your shares are represented.

		Board Recommendation	Page

1	PROPOSAL 1 — Majority Voting		4

	Approval of amendments to the Articles of Incorporation and Bylaws of the Company to implement a majority voting standard for uncontested director elections.	FOR

2	PROPOSAL 2 — Elimination of Cumulative Voting		6

	Approval of an amendment to the Articles of Incorporation of the Company to eliminate cumulative voting in director elections.	FOR

3	PROPOSAL 3 — Fix Board Size by Board Resolution		8

	Approval of an amendment to our Bylaws to allow our Board of Directors to determine the number of authorized directors.	FOR

4	PROPOSAL 4 — Elimination of Designated Annual Meeting Date and Time		9

	Approval of an amendment to our Bylaws to allow our Board of Directors to determine the time and place of the annual meeting.	FOR

5	PROPOSAL 5 — Proxy Access		10

Approval of an amendment to our Bylaws to provide for proxy access, which would allow eligible shareholders to include their own nominees for director in the Company’s proxy materials along with the Board’s nominees.

		FOR

6	PROPOSAL 6 — Shareholder Approval – Voting Standards		11

	Approval of amendments to our Bylaws to clarify our voting standards.	FOR

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

Any statements included in this proxy statement that pertain to future financial and business matters are “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. The Company uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” “plans,” “targets,” and similar expressions to identify forward-looking statements. Any such statements are based on the

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PROXY SUMMARY

Company’s current expectations and are subject to numerous risks, uncertainties, and other unpredictable or uncontrollable factors that could cause future results to differ materially from those expressed in the forward-looking statements. The risks, uncertainties, and other unpredictable or uncontrollable factors are described in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”) in the Risk Factors section and under the heading “Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and its subsequent filings with the SEC, which are available on the SEC’s website at www.sec.gov. In light of these risks, uncertainties, and other factors, the forward-looking matters discussed in this proxy statement may not occur and readers are cautioned not to place undue reliance on these forward-looking statements. The forward-looking statements speak only as of the date of this proxy statement and the Company undertakes no obligation, and does not intend, to update these forward-looking statements to reflect events or circumstances occurring after the date of this proxy statement, except as may be required by law.

Websites

Website addresses referenced in this proxy statement are provided for convenience only, and the content on the referenced websites does not constitute a part of this proxy statement.

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Corporate Governance

The Board and Management are dedicated to effective corporate governance. In an effort to comply with a framework of duties and requirements established by Pennsylvania statute, government regulations and court decisions, the Board and Management periodically review and assess the Company’s Bylaws and Articles (collectively, the “Organizational Documents”) . Following the SEC’s adoption of new “universal proxy” rules, the Board and Management recently completed one such review of the Organizational Documents and determined that amendments were required to ensure the Company’s governance materials were beneficial to shareholders and consistent with the market.

To ensure the Organizational Documents contain provisions that are beneficial to the Board’s governing function and the interests of the shareholders, the Board and Management conferred with shareholders regarding potential amendments to the Organizational Documents. After discussion, the Board, Management and shareholders expressed interest in adopting changes to the Organizational Document, which are intended to modernize such documents and bring them in line with the overall market, increase the efficiency of the Board by eliminating unnecessary restraints on their abilities to conduct their duties, and improve the ability of shareholders to have an impact on the Company’s governance.

In an effort to make the necessary amendments, in August 2022, the Board and Management approved revisions to the Organizational Documents that, among other things, increased the information required to be provided to shareholders in connection with proposals to be brought at a shareholder meeting. The prior changes did not result in any diminution of shareholder rights that would require a shareholder vote; however, the remaining changes that are outlined herein would require an affirmative vote from the shareholders.

The Board and Management believe the contemplated amendments, which, include updates to various voting standards and resignation provisions, the elimination of cumulative voting and certain restrictions on the Board’s ability to determine the date and time of shareholder meetings and the size of the Board, proxy access for shareholders, as well as general clean-up, would modernize the Organizational Documents and ensure the Board is well equipped to continue to efficiently and effectively govern the Company for the benefit of the shareholders.

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Proposal 1: Majority Voting

The Company is asking shareholders to consider two separate but related changes to the way in which nominees are elected as directors. Currently, directors are elected under a plurality voting standard, pursuant to which nominees who receive the most votes (up to the number of directors to be elected in such election) are elected as directors. In addition, shareholders are currently permitted to cumulate their votes in the elections of directors, which means that a shareholder has the power to give one nominee a number of votes equal to the number of directors to be elected, multiplied by the number of shares held by that shareholder, or to distribute those votes among two or more nominees.

The Board has recommended that shareholders approve amendments to the Company’s Articles of Incorporation (“Articles”) and the Company’s Bylaws (“Bylaws”) relating to director elections. The proposed amendments presented in this Proposal 1, which are contingent upon the approval of Proposal 2, will implement a majority voting standard for the election of directors in uncontested director elections. In contested elections, directors would continue to be elected by a plurality vote of shareholders. The proposed amendment presented in Proposal 2 below, which is not contingent upon the approval of Proposal 1, will eliminate cumulating voting in all director elections.

The Board has determined that taken together, these proposed amendments represent a balanced and integrated approach designed to provide all of the Company’s shareholders a meaningful vote in the election of directors. Together, the amendments provide shareholders an effective way in which to exercise their voting rights in director elections and to ensure that the directors continue to represent all of the Company’s shareholders. In addition, the amendments reduce the possibility that a holder of far less than a majority of the outstanding shares could elect a director even when a significant majority of shares are voted against the election of the director. Because the amendments are designed to work together, the implementation of Proposal 1 (the proposal to amend the Articles and Bylaws to implement majority voting in uncontested director elections) is conditioned upon shareholder approval of Proposal 2 (the proposal to amend the Articles to eliminate cumulative voting in director elections). Accordingly, unless Proposal 2 is approved, Proposal 1 will not be implemented regardless of the outcome of the vote thereon.

The Company is asking shareholders to approve amendments to the Articles and Bylaws of the Company that would implement majority voting in uncontested elections of directors. The text of a new Article VII of the Articles and amendments to Section 2.4 of the Bylaws implementing majority voting are included in Appendix A and Appendix B, respectively. On September 20, 2022, the Board approved the new Article VII of the Articles and the amendments to Section 2.4 of the Bylaws subject to approval by the shareholders of the Company, and further subject to shareholder approval of new Article VI of the Articles, which is presented in Proposal 2 of this proxy statement. In other words, if approved by shareholders, effectiveness of the proposed amendments under this Proposal 1 is further conditioned on shareholder approval of Proposal 2 relating to the elimination of cumulative voting in director elections.

The Board believes that a change to a majority vote standard in uncontested elections is appropriate at this time and is consistent with the Board’s desire to maintain alignment of shareholder interests and Board accountability. Under the Company’s current plurality voting standard, a director nominee in a director election can be elected or re-elected with as little as a single affirmative vote, even while a substantial majority of the votes cast are “withheld” from that director nominee. Even if 99% of the shares “withhold” authority to vote for a candidate or all the candidates, a 1% “for” vote results in the candidate’s election or re-election to the Board. The Board believes that the adoption of the proposed majority voting standard will give shareholders a greater voice in determining the composition of the Board by giving effect to shareholder votes “against” a director candidate, and by requiring a majority of the votes cast be voted “for” a candidate in order for such candidate to obtain or retain a seat on the Board. Furthermore, the adoption of a majority voting standard is intended to reinforce the Board’s belief that it is accountable to, and should represent the interests of all, of the Company’s shareholders.

In the case of “contested director elections,” however, the Board believes that a plurality voting standard should continue to apply. An election shall be contested if, as of the record date for a meeting of shareholders at which directors are to be elected, the Secretary of the Company determines that the number of nominees exceeds the number of directors to be elected at such meeting. In a contested election where there are two or more candidates for a single director position, if majority voting were utilized, there is an increased likelihood that no candidate would receive a majority vote, resulting in a failed election.

The description of the proposed amendments to the Articles and Bylaws of the Company presented in this Proposal 1 is only a summary of the amendments and is qualified in its entirety by reference to the actual text of the proposed

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PROPOSAL 1: MAJORITY VOTING

amendments to the Articles and Bylaws, which are set forth in Appendix A and Appendix B, respectively. If the Company’s shareholders approve the amendments to the Articles and Bylaws of the Company proposed by this Proposal 1, and also approve the amendment to the Articles of the Company proposed by Proposal 2, the amendments to the Company’s Articles will become effective upon filing with the Pennsylvania Department of State, which is expected to occur promptly following the Special Meeting, and the amendments to the Bylaws would become effective immediately following the Special Meeting.

Additionally, under Pennsylvania law, if an incumbent director fails to receive a sufficient number of votes for re-election at the end of his or her term, such director continues to serve on the Board until his or her successor is elected and qualified or until earlier resignation or removal (known as the “holdover rule”). In light of the holdover rule and to give appropriate effect to the majority voting standard, if Proposals 1 and 2 are approved, the Board will amend its Corporate Governance Principles to adopt a resignation policy that will require each director to submit an advance, contingent, irrevocable resignation that the Board may accept if shareholders do not re-elect that director. In that situation, our Nominating and Corporate Governance Committee would make a recommendation to the Board about whether to accept or reject the resignation, or whether to take the recommendation of any other committees and publicly disclose its decision and the rationale behind it. In addition, if Proposals 1 and 2 are adopted, the Board will further amend its Bylaws to provide an additional requirement for shareholders wishing to nominate a person for election to our Board at a meeting of our shareholders pursuant to the advance notice requirements set forth in our Bylaws. Specifically, the new requirement would provide that the shareholder’s notice would need to contain a statement as to whether the nominee, if elected, intends to comply with all applicable corporate governance and other policies and guidelines of the Company applicable to directors and in effect during such person’s term in office as a director, including, without limitation, the director resignation provisions set forth in the Company’s Corporate Governance Guidelines.

Further, in connection with these amendments, the Board has adopted a procedural change to the Bylaws via the addition of the new Section 2.5, to provide for specific mechanisms by which directors may submit their resignations to the Chair of the Board. Set forth below is the text of the new Section 2.5 giving effect to these amendments:

“Any director may resign at any time upon notice given in writing or by electronic transmission to the Chair of the Board, the Chief Executive Officer or the Secretary of the Company; provided, however, that if such notice is given by electronic transmission, such electronic transmission must either be set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the director. A resignation is effective when the resignation is delivered, unless the resignation specifies a later effective date or an effective date determined upon the occurrence of an event or events. Acceptance of such resignation shall not be necessary to make it effective. Unless otherwise provided in the Articles of Incorporation or these Bylaws, when one or more directors resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.”

Required Vote: The affirmative vote of a majority of the common shares of the Company outstanding and entitled to vote at the Special Meeting is required to approve and adopt the amendments to the Company’s Articles of Incorporation and Bylaws to implement a majority voting standard for uncontested director elections. Abstentions and shares not in attendance and not voted at the Special Meeting will not count as a vote cast on this proposal but will have the same effect as a vote “Against” the proposal.

The Board recommends a vote “FOR” the amendments to the Articles of Incorporation and Bylaws of the Company to implement a majority voting standard in uncontested director elections.

2022 PROXY STATEMENT	›	5

Proposal 2: Elimination of Cumulative Voting

Under this Proposal 2, the Company is asking shareholders to approve an amendment to the Articles of the Company that would eliminate cumulative voting in director elections. The full text of a new Article VI of the Articles eliminating cumulative voting in director elections is included in Appendix A hereto. On September 20, 2022, the Board conditionally approved the new Article VI subject to the approval by the Company’s shareholders.

For a Pennsylvania corporation, such as the Company, unless otherwise provided in such company’s articles of incorporation, Pennsylvania law provides for cumulative voting by shareholders. As the Company’s Articles do not currently provide otherwise, the Company’s shareholders currently have the right to cumulate their votes, which provides shareholders the power to give one nominee a number of votes equal to the number of directors to be elected, multiplied by the number of shares held by that shareholder, or to distribute those votes among two or more nominees. The effect of cumulative voting is potentially to allow a shareholder that holds significantly less than a majority of the outstanding voting power to have the power to elect one or more directors.

In deciding to propose a majority voting standard under Proposal 1, the Board considered how a majority voting standard in uncontested director elections might affect the Company’s current cumulative voting procedures for director elections. The Board concluded that it would be very difficult to apply both majority voting and cumulative voting in a director election. In particular, concurrently applying majority voting and cumulative voting standards could raise difficult corporate governance issues and unintended consequences, including the potential for multiple vacancies on the Board if a large shareholder were to cumulate votes in a director election. Many investors, advisory firms and corporate governance experts have previously recognized significant compatibility issues between majority voting and cumulative voting in director elections.

Moreover, the Board believes that cumulative voting is philosophically incompatible with the rationale for adopting a majority voting standard. As noted above, majority voting for directors seeks to empower a majority of a company’s shareholders to determine who should serve as a director, with that majority comprised of large and small shareholders alike. In contrast, cumulative voting allows a shareholder to cumulate shares to elect a director, even if that director was not supported by a majority of our shareholders. The Board believes that each director should represent the interests of all shareholders, rather than the interests of a majority shareholder or special constituency.

The Board has determined that implementing both majority voting in uncontested director elections and eliminating cumulative voting in all director elections is consistent with the Board’s desire to maintain alignment of shareholder interests and Board accountability. The Board further believes that these governance improvements are in the best interests of the Company and its shareholders. As previously noted, the Board has conditioned the effectiveness of Proposal 1 to implement majority voting in uncontested director elections on shareholder approval of this Proposal 2 to eliminate cumulative voting in all director elections. The Board has made this determination due to the potential negative consequences of adopting a majority voting standard without eliminating cumulative voting. As the Board does not believe there will be similar negative consequences if Proposal 2 is implemented without the approval of Proposal 1, it has not conditioned the effectiveness of Proposal 2 on shareholder approval of Proposal 1. While the Board believes that the approval of both Proposals 1 and 2 will optimize the company’s ability to provide shareholders with a meaningful voice in director elections, even if shareholders only approve the elimination of cumulative voting in director elections proposed in this Proposal 2, but not the majority voting standard presented in Proposal 1, the Board believes that the elimination of cumulative voting in director elections will still move the Company’s governance practices towards empowering the broadest group of the Company’s shareholders as it relates to director elections. Therefore, the Company intends to implement the elimination of cumulative voting even if shareholders do not approve the majority voting standard proposed in Proposal 1, which provides the added benefit of making it easier for the Company to implement a majority voting standard in the future.

The Board’s recommendation to eliminate cumulative voting in director elections is not part of a plan by the Company’s management to adopt anti-takeover governance measures and it is not a response by the Company to any specific effort by a shareholder to accumulate larger holdings of the Company’s common stock.

By eliminating cumulative voting, our shareholders would gain the protections of a “one share, one vote” framework in director elections. In addition, shareholders would prevent any individual shareholder from having the ability to exercise disproportionate voting power, control or influence over director elections in excess of their actual economic ownership of our shares

Our Board believes that each director should represent the interests of all shareholders rather than potentially only the interests of a limited constituency. Our Board has determined that it is in the best interests of the Company and its

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PROPOSAL 2: ELIMINATION OF CUMULATIVE VOTING

shareholders to eliminate cumulative voting in all director elections as cumulative voting increases the chances that a holder of even a small minority of our shares could take disruptive actions in opposition to the wishes of the holders of a majority of the shares voting, including by electing directors that represent their special interests as opposed to the interests of the majority of our shareholders.

This description of the proposed amendment to the Company’s Articles presented in this Proposal 2 is only a summary of the amendment and is qualified in its entirety by reference to the actual text of the proposed amendment to the Articles, which is set forth Appendix A hereto. If approved, the amendment to the Company’s Articles to eliminate cumulative voting in director elections will be effective upon filing with the Pennsylvania Department of State, which is expected to occur promptly following the Special Meeting. Additionally, provided Proposal 2 is approved, the Company shall make some renumbering amendments to the Articles, as described in Appendix A hereto. Your approval of Proposal 2 shall constitute approval of such renumbering amendments.

Required Vote: The affirmative vote of a majority of the common shares of the Company outstanding and entitled to vote at the Special Meeting is required to approve and adopt the amendment to the Company’s Articles of Incorporation to eliminate cumulative voting in director elections. Abstentions and shares not in attendance and not voted at the Special Meeting will not count as a vote cast on this proposal but will have the same effect as a vote “Against” the proposal.

The Board recommends a vote “FOR” the amendment of the Articles of Incorporation of the Company to eliminate cumulative voting in the election of directors.

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Proposal 3: Fix Board Size by Resolution

Subject to shareholder approval, on September 20, 2022, our Board approved an amendment to our Bylaws to allow our Board to determine the number of authorized directors.

The Company is asking shareholders to consider a change to the way in which the size of the Board is determined. Currently, the size of the Board is fixed in the Bylaws and requires the Board to amend the Bylaws to adjust the size of the Board. This leads to increased cost and time demands for management due to the need to post and file the Bylaw amendments any time there is a change in the Board size. As such, the Board has recommended that shareholders approve amendments to the Company’s Bylaws relating to the size of the Board which would allow the size of the Board to be fixed by the directors by resolution. The proposed amendments presented in this Proposal 3 are not contingent upon the approval of any other Proposal.

Set forth below is the text of revised Section 2.1 of the Bylaws after giving effect to these amendments:

“The Board of Directors shall consist of at least three (3) persons, however, the size of the Board may be set by resolution of the Board from time to time.”

The Board’s recommendation to amend our Bylaws to allow the Board to set its size by resolution is not part of a plan by the Company’s management to adopt anti-takeover governance measures and is not a response by the Company to any specific effort by a shareholder to accumulate larger holdings of the Company’s common stock.

Our Board of Directors believes that the foregoing proposed amendment to the Bylaws is in our best interests because it will provide us with flexibility to determine the size of our Board of Directors which will allow us to properly accommodate our needs in the future and facilitate attracting additional candidates for the Board in a timely manner. The ability of a board of directors to determine its own size is a common governance practice among public companies in the U.S. that allows boards to adapt rapidly to changing circumstances that companies face. Moreover, the current Bylaws require the Board to amend the Bylaws each time it believes it is in the best interest of the Company to increase or decrease the size of the Board. These amendments will enable the Board of Directors to meet changing circumstances without seeking an amendment to the Bylaws in each instance.

If Proposal 3 is approved by the shareholders, the then current Board of Directors will be able to set or change the number of directors, based on a resolution duly approved by the Board of Directors.

Required Vote: The affirmative vote of a majority of the common shares of the Company outstanding and entitled to vote at the Special Meeting is required to approve and adopt the amendment to the Company’s Bylaws to allow the Board to set its size by resolution. Abstentions and shares not in attendance and not voted at the Special Meeting will not count as a vote cast on this proposal but will have the same effect as a vote “Against” the proposal.

The Board recommends a vote “FOR” the amendment of the Bylaws to allow the Board to set its size by resolution.

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Proposal 4: Elimination of Designated Annual Meeting Date and Time

Subject to shareholder approval, on September 20, 2022, our Board of Directors approved an amendment to our Bylaws to allow our Board of Directors to determine the time and place of the annual meeting of shareholders.

The Company is asking shareholders to consider a change to eliminate the provision that provides a default date and time for the annual meeting, if the Board has not designated another date and time. Currently, the default date and time for the Company’s annual meeting is the first Thursday of May at 9:00 a.m. The proposed amendments would remove the date requirement and provide the Board with more flexibility to hold its annual meeting. The proposed amendments presented in this Proposal 4 are not contingent upon the approval of any other Proposal.

Set forth below is the text of revised Section 1.1 of the Bylaws after giving effect to these amendments:

An annual meeting of the shareholders of Glatfelter Corporation (the “Company”) for the election of directors and the transaction of such other business as may properly come before the meeting in accordance with these Bylaws, the Company’s Articles of Incorporation, as amended (the “Articles of Incorporation”), the Pennsylvania Business Corporation Law of 1988, as amended (the “PBCL”), and other applicable law shall be held on the date (which date shall not be a legal holiday in the place where the meeting is to be held, and if held over the Internet or other electronic technology, which date shall not be a federal holiday) and at the time as shall be designated, from time to time, by (i) resolution of the Board of Directors (the “Board” or the “Board of Directors”) adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time such resolution is presented to the Board of Directors for adoption), (ii) resolution of a duly authorized committee of the Board of Directors, or (iii) the Chair of the Board of Directors, if delegated that authority by a resolution of the Board of Directors adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption) and which shall be stated in the notice of meeting. The date and time of the annual meeting may subsequently be changed in the same manner as is required to fix the original date and time of the annual meeting. Any and all references hereafter to these Bylaws to an annual meeting or annual meetings also shall be deemed to refer to any special meeting(s) in lieu thereof.

Our Board of Directors believes that the foregoing proposed amendments to the Bylaws are in our best interests because they will provide us with flexibility to determine the date and time of our annual meeting which will allow us to properly accommodate our needs in the future.

If Proposal 4 is approved by the shareholders, then there will no longer be a default annual meeting date and time, and the determination of the annual meeting date and time will be made by the Board or the Chair of the Board, as applicable, in accordance with the Company’s Bylaws.

Required Vote: The affirmative vote of a majority of the common shares of the Company outstanding and entitled to vote at the Special Meeting is required to approve and adopt the amendment to the Company’s Bylaws to eliminate a designated annual meeting date and time. Abstentions and shares not in attendance and not voted at the Special Meeting will not count as a vote cast on this proposal but will have the same effect as a vote “Against” the proposal.

The Board recommends a vote “FOR” the amendment of the Bylaws to eliminate the designated annual meeting date and time.

2022 PROXY STATEMENT	›	9

Proposal 5: Proxy Access

Subject to shareholder approval, on September 20, 2022, our Board of Directors approved an amendment to our Bylaws to provide for proxy access, which would allow eligible shareholders to include their own nominees for director in the Company’s proxy materials along with the Board’s nominees.

The Company is asking shareholders to consider a proposal to amend our Bylaws to provide for proxy access. The proposed amendment presented in this Proposal 5 is not contingent upon the approval of any other Proposal.

The amendment would permit any eligible shareholder, or group of no more than twenty (20) eligible shareholders, that complies with certain existing informational disclosure requirements in our Bylaws, to include a director nominee in the Company’s proxy statement for its annual meeting. Such informational disclosure requirements include, but are not limited to, the name and address of the shareholder, beneficial owner, if any, and of their respective affiliates or associates or others acting in concert therewith, the class or series and number of shares of the Company which are directly or indirectly owned by such shareholder, such beneficial owner and their respective affiliates or associates or others acting in concert therewith, derivative securities which are directly or indirectly owned by such shareholder, such beneficial owner and their respective affiliates or associates or others acting in concert therewith, and certain other agreements and interests of the shareholder.

In order to provide adequate time to assess shareholder-nominated candidates, requests to include shareholder-nominated candidates in the Company’s proxy materials must be delivered to or mailed and received at the principal executive offices of the Company not later than the close of business on the one hundred twentieth (120th) calendar day, nor earlier than the close of business on the one hundred fiftieth (150th) calendar day prior to the first anniversary of the date the Company’s proxy statement was released to shareholders in connection with the annual meeting of shareholders in the immediately preceding year, subject to certain limited exceptions, consistent with the Company’s existing policies with respect to shareholder nominations of directors.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules (once effective), shareholders who intend to solicit proxies in support of Director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

Set forth below is the text of revised Section 1.9(c) of the Bylaws after giving effect to this amendment:

The Company shall include in its proxy statement for an annual meeting for the shareholder the name, together with the information required by Section 1.10, of any person nominated for election (a “Shareholder Nominee”) to the board of directors by a shareholder that satisfies, or by a group of no more than twenty (20) shareholders that, collectively, satisfy, the requirements of this Section 1.9 (an “Eligible Shareholder”), and that expressly elects at the time of providing the notice required by this Section 1.9 (the “Nomination Notice”) to have its nominee or nominees included in the Company’s proxy materials pursuant to this Section 1.9.

Our Board of Directors believes that the foregoing proposed amendments to the Bylaws reflect the Board’s continuing review of our corporate governance practices, and a commitment to responding to the views of the Company’s shareholders and to provide them with a voice in corporate governance matters.

Required Vote: The affirmative vote of a majority of the votes of the common shares of the Company outstanding and entitled to vote at the Special Meeting is required to approve and adopt the amendment to the Company’s Bylaws to provide for proxy access. Abstentions and shares not in attendance and not voted at the Special Meeting will not count as a vote cast on this proposal but will have the same effect as a vote “Against” the proposal.

The Board recommends a vote “FOR” the amendment of the Bylaws to provide for proxy access.

2022 PROXY STATEMENT	›	10

Proposal 6: Shareholder Approval - Voting Standards

Subject to shareholder approval, on September 20, 2022, our Board of Directors approved amendments to our Bylaws to clarify our voting standards. The proposed amendments presented in this Proposal 6 are not contingent upon the approval of any other Proposal.

Currently, our Bylaws provide that any action taken by shareholders shall be decided by the vote of a majority of the shares entitled to be cast at a meeting. The amendments would provide that for any action to be taken by shareholders other than the election of directors, the affirmative vote of a majority of the votes entitled to be cast in person or by proxy at the meeting of shareholders by the holders entitled to vote thereon will be required to approve such action. The amendments also provide that each shareholder will be entitled to one vote per share on each matter and consistent with Section 1757(a) of the Pennsylvania Business Corporation Law of 1988, as amended, that matters will be approved by the affirmative vote of a majority of the votes cast in person or by proxy at the meeting of shareholders.

Set forth below is the text of revised Section 1.1(c) of the Bylaws after giving effect to these amendments:

(a)

Voting on Actions Other Than Director Elections. Whenever any action other than the election of directors is proposed to be taken by vote of the shareholders, except as otherwise expressly required by law, in the Articles of Incorporation or in these Bylaws, it shall be authorized by the affirmative vote of a majority of the votes cast in person or by proxy at the meeting of shareholders by the holders of shares entitled to vote thereon and shall constitute an act of the shareholders.

(b)

One Vote Per Share. Except as otherwise provided by the Articles of Incorporation, each shareholder of the Corporation entitled to vote on any matter at any meeting of shareholders shall be entitled to one vote for every such share standing in such shareholder’s name on the record date for the meeting.

Further, in connection with these amendments, the Board has adopted changes to Section 6.1 of the Bylaws to conform the provision relating to amendments of the Bylaws to the revisions made to Section 1.1(c) with respect to majority voting standards. Set forth below is the text of revised Section 6.1 giving effect to these amendments:

These Bylaws may be amended or repealed and new bylaws may be adopted by the affirmative vote of a majority of the total number of the authorized members of the Board of Directors (whether or not there exist any vacancies in previously authorized directorships at the time a resolution regarding the foregoing proposal is presented to the Board of Directors for adoption) or by the affirmative vote of a majority of the votes cast in person or by proxy at the meeting of shareholders by the holders of shares entitled to vote thereon, as the case may be; provided, however, that new bylaws may not be adopted and these Bylaws may not be amended or repealed in any way that limits indemnification rights, increases the liability of directors or changes the manner or vote required for any such adoption, amendment or repeal, except by the affirmative vote of a majority of the votes cast in person or by proxy at the meeting of shareholders by the holders of shares entitled to vote thereon. In the case of any meeting of shareholders, in order to consider the adoption, amendment or repeal of these Bylaws, written notice shall be given to each shareholder entitled to vote thereat that the purpose, or one of the purposes, of the meeting is to consider the adoption, amendment or repeal of these Bylaws, which notice shall also include, without limitation, the text of any resolution calling for any adoption, amendment or repeal. Notwithstanding the foregoing, any shareholder seeking to bring a proposed amendment to these Bylaws before a meeting of shareholders, must comply with Sections 1.8 and 1.9 of these Bylaws.

Our Board of Directors believes that the foregoing proposed amendments to the Bylaws are consistent with the letter and spirit of Pennsylvania corporation law and provide a clearer and more standardized set of voting standards than our Bylaws currently do.

Required Vote: The affirmative vote of a majority of the common shares of the Company outstanding and entitled to vote at the Special Meeting is required to approve and adopt the amendments to the Company’s Bylaws to provide for majority voting standards. Abstentions and shares not in attendance and not voted at the Special Meeting will not count as a vote cast on this proposal but will have the same effect as a vote “Against” the proposal.

The Board recommends a vote “FOR” the amendment of the Bylaws to provide for majority voting standards.

2022 PROXY STATEMENT	›	11

Ownership of Company Stock

To the best of the Company’s knowledge, the following table sets forth information regarding ownership of the Company’s outstanding common stock as of the Record Date (except as otherwise noted) by: (1) each person who is known by the Company to own beneficially more than 5% of the common stock of the Company; (2) each director, director nominee and named executive officer (“NEO”); and (3) all directors, director nominees and executive officers as a group. Except as otherwise indicated and subject to applicable community property laws, each owner has sole voting and investment powers for the securities listed. The number of shares beneficially owned by each person is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under SEC rules, all shares to which a person has the right to acquire beneficial ownership within 60 days are considered beneficially owned by that person.

Name of Beneficial Owner		Shares Beneficially Owned(1)	% of Class

BlackRock, Inc.(2)		7,197,179	16.1%

The Vanguard Group, Inc.(3)		4,853,566	10.8%

Dimensional Fund Advisors LP(4)		3,359,027	7.5%

Segall Bryant & Hamill, LLC(5)		3,278,506	7.3%

Carlson Capital, L.P.(6)		2,260,000	5.1%

Name of Beneficial Owner	Position	Total Number of Shares Beneficially Owned(7)	% of Class

Kevin M. Fogarty	Director, Non-Executive Chair of the Board	108,125	*

J. Robert Hall	Director	107,573	*

Kathleen A. Dahlberg	Director	90,823	*

Lee C. Stewart	Director	85,823	*

Bruce Brown	Director	51,719	*

Christopher W. Astley	Senior Vice President & Chief Commercial Officer	45,382	*

Darrel Hackett	Director	36,702	*

Wolfgang Laures	Senior Vice President, Integrated Global Supply Chain and IT	23,000	*

Eileen L. Beck	Vice President, Global Human Resources and Administration	22,793	*

Ramesh Shettigar	Senior Vice President, Chief Financial Officer & Treasurer	18,610	*

Marie T. Gallagher	Director	17,632	*

Thomas Fahnemann	Director, President and Chief Executive Officer	13,000	*

All directors and executive officers as a group (14 individuals)		702,407	1.6%

Dante C. Parrini(8)	Former Chairman of the Board & Chief Executive Officer	461,975	1.0%

Samuel L. Hillard(9)	Former Senior Vice President & Chief Financial Officer	56,423	*
*	indicates ownership of < 1%

(1)

For purposes of the table, shares of common stock are considered beneficially owned by a person if such person has, or shares, voting or investment power for such stock. As a result, more than one person may beneficially own the same security and, in some cases, the same shares are listed opposite more than one name in the table. The table includes, in some cases, shares beneficially held by spouses or minor children, as to which beneficial ownership is disclaimed. The address of each director, director nominee and NEO of the Company is c/o Glatfelter Corporation, 4350 Congress Street, Suite 600, Charlotte, NC 28209.

(2)

Pursuant to Amendment No. 13 to Schedule 13G filed on January 27, 2022, consists of shares beneficially owned, as of December 31, 2021, by BlackRock, Inc., a parent holding company with sole voting power over 7,098,761 shares, sole dispositive power over 7,197,179 shares, and shared voting power and shared dispositive power over 0 shares. Beneficial ownership reported by BlackRock, Inc. includes shares acquired by its subsidiaries: BlackRock Advisors LLC; Aperio Group, LLC; BlackRock (Netherlands) B.V.; BlackRock Institutional Trust Company, National Association; BlackRock Asset Management Ireland Limited; BlackRock Financial Management, Inc.; BlackRock Asset Management Schweiz AG;

2022 PROXY STATEMENT	›	12

OWNERSHIP OF COMPANY STOCK

BlackRock Investment Management, LLC; BlackRock Investment Management (UK) Limited; BlackRock Asset Management Canada Limited; BlackRock Investment Management (Australia) Limited; BlackRock Fund Managers Ltd; and BlackRock Fund Advisors, which beneficially owns 5% or greater of the shares of common stock of the Company. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(3)

Pursuant to Amendment No. 13 to Schedule 13G filed on February 9, 2022, consists of shares beneficially owned, as of December 31, 2021, by The Vanguard Group, Inc., an investment advisor which has sole voting power and sole dispositive power over 0 shares and 4,774,680 shares, respectively, and shared voting power and shared dispositive power over 49,825 and 78,886 shares, respectively. The Vanguard Group, Inc.’s clients, including investment companies registered under the Investment Company Act of 1940 and other managed accounts, have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the securities reported herein. No one person’s interest in the securities reported by The Vanguard Group, Inc. is more than 5% of the shares of common stock of the Company. The address of The Vanguard Group, Inc. is 100 Vanguard Boulevard, Malvern, PA 19355.

(4)

Pursuant to Amendment No. 1 to Schedule 13G filed on February 8, 2022, consists of shares beneficially owned, as of December 31, 2021, by Dimensional Fund Advisors LP, an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, with sole voting power over 3,291,357 shares, sole dispositive power over 3,359,027 shares, and shared voting power and shared dispositive power over 0 shares. Dimensional Fund Advisors LP furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager or sub-advisor to certain other commingled funds, group trusts and separate accounts, collectively referred to as the “Funds.” In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an advisor or sub-advisor to certain Funds. In its role as investment advisor, sub-advisor, and/or manager, Dimensional Fund Advisors LP or its subsidiaries (collectively, “Dimensional”) may possess voting and/or investment power over the securities of the Company that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Company held by the Funds. However, all of the securities reported by Dimensional Fund Advisors LP are owned by the Funds. Dimensional disclaims beneficial ownership of the securities reported by Dimensional Fund Advisors LP. The address of Dimensional Fund Advisors LP is Building One, 6300 Bee Cave Road, Austin, TX 78746.

(5)

Pursuant to a Schedule 13G filed on August 4, 2022, consists of shares beneficially owned, as of December 31, 2021, by Segall Bryant & Hamill, LLC, an investment advisor with sole voting power and sole dispositive power over 2,688,894 shares and 3,278,506 shares, respectively, and shared voting power and shared dispositive power over 0 shares. The address of Segall Bryant & Hamill, LLC is 540 W. Madison Street, Suite 1900, Chicago, IL 60661.

(6)

Pursuant to Amendment No. 2 to Schedule 13G filed on February 25, 2022, consists of shares beneficially owned, as of February 24, 2022, by Carlson Capital, L.P., an investment advisor with sole voting power and sole dispositive power over 0 shares and shared voting power and shared dispositive power over 2,260,000 shares. Beneficial ownership reported by Carlson Capital, L.P. includes shares acquired by funds for which it serves as the investment manager: Double Black Diamond Offshore Ltd., Black Diamond Arbitrage Offshore Ltd., Delaware Domiciled Single Investor Limited Partnership—101, Asgard Investment Corp. II, and Mr. Clint D. Carlson. The address of Carlson Capital, L.P. is 2100 McKinney Avenue, Suite 1800, Dallas, TX 75201.

(7)	Shares beneficially owned by each owner as noted below:

Name of Beneficial Owner	Directly Owned	Indirectly Owned	Options to Acquire Stock(a)

Dante C. Parrini(b)	454,256	7,719	—

Thomas Fahnemann	13,000	—	—

Kathleen A. Dahlberg	90,823	—	—

J. Robert Hall	107,573	—	—

Lee C. Stewart	85,823	—	—

Kevin M. Fogarty(c)	58,125	50,000	—

Samuel L. Hillard	56,423	—	—

Ramesh Shettigar(d)	18,525	85	—

Bruce Brown(e)	47,969	3,750	—

Christopher W. Astley(f)	44,492	890	—

Eileen Beck(g)	22,360	433	—

Marie T. Gallagher	17,632	—	—

Darrel Hackett	36,702	—	—

Wolfgang Laures	23,000	—	—

All Directors and executive officers as a group (h)	1,076,703	62,877	—

2022 PROXY STATEMENT	›	13

OWNERSHIP OF COMPANY STOCK

(a)

Represents the gross number of shares of common stock that would be issued upon exercise of vested stock-only stock appreciation rights (“SOSARs”) on the Record Date. As of the Record Date, the following NEOs had vested SOSARS:

Name	Number of Vested SOSARS

Dante C. Parrini*	498,312

Christopher W. Astley	108,138

Eileen L. Beck	24,553

Samuel L. Hillard*	N/A

Wolfgang Laures	N/A

*	Denotes former NEO.

(b)	Consists of 7,719 shares held in a 401(k) account for the benefit of Mr. Parrini.

(c)	Consists of 50,000 shares held by GBBH Family Limited Partnership.

(d)	Consists of 85 shares held in a 401(k) account for the benefit of Mr. Shettigar.

(e)	Consists of 3,750 shares held by the Bruce Brown Revocable Trust.

(f)	Consists of 890 shares held in a 401(k) account for the benefit of Mr. Astley.

(g)	Consists of 433 shares held in a 401(k) account for the benefit of Ms. Beck.

(h)	Consists of 0 shares vesting within 60 days from the Record Date.

(8)	Mr. Parrini’s service to the Company as Chief Executive Officer ended on August 24, 2022: Mr. Parrini resigned from the Board effective as of September 13, 2022.

(9)	Mr. Hillard resigned from the Company as Chief Financial Officer effective May 6, 2022.

2022 PROXY STATEMENT	›	14

Frequently Asked Questions (“FAQS”)

Why did I receive these materials?

You are receiving these materials because, as a shareholder, the Company is soliciting your vote on matters to be considered at the upcoming Special Meeting. The notice, this proxy statement, and the accompanying proxy card were first sent or given to shareholders on or about October 7, 2022. Please read this proxy statement and vote your shares by mailing the attached proxy card, voting online at www.proxyvote.com, by telephone at 1-800-690-6903, or on the Meeting Website during the Special Meeting. The Board has appointed directors Kevin M. Fogarty and Lee C. Stewart, or either of them (the “Proxy Holders”) with power of substitution, to vote all properly-executed proxies received from shareholders entitled to vote at the Special Meeting or at any adjournment, continuation, or postponement of the Special Meeting.

When and where is the Special Meeting?

The Special Meeting will be held on November 11, 2022, at 10:00 a.m. Eastern Time via live audio cast at www.virtualshareholdermeeting.com/GLT2022SM (Meeting Website). There will not be a physical location for the Special Meeting, and you will not be able to attend the meeting in person. To virtually attend the Special Meeting, visit the Meeting Website and enter the 16-digit control number found on your proxy card or voting instruction form, as applicable.

If you encounter any difficulties accessing the virtual Special Meeting during the check-in or meeting time, you should call the technical support number that will be posted on the login page of the Meeting Website.

Who is soliciting this proxy?

Solicitation of proxies is made on behalf of the Board. The cost of soliciting proxies, including preparing, assembling and mailing the proxy statement, form of proxy card and other soliciting materials, as well as the cost of forwarding such material to the beneficial owners of stock, will be paid by us, except for some costs associated with individual shareholders’ use of the Internet or telephone, and postage. In addition to the solicitation by electronic communications and/or by mail, directors, officers, regular employees and others may also, but without compensation other than their regular compensation, solicit proxies personally or by telephone or other means of electronic communication. We may reimburse brokers and others holding stock in their names or in the names of nominees for their reasonable out-of-pocket expenses in sending proxy materials to principals and beneficial owners. Proxies will be solicited on behalf of the Board by the Company’s directors, director nominees, and certain executive officers and other employees of the Company.

Who is entitled to vote?

Shareholders of record as of the close of business on the Record Date (September 26, 2022) may vote at the Special Meeting. At the close of business on the Record Date, there were 44,796,505 shares of the Company’s common stock issued and outstanding and eligible to vote at the Special Meeting.

What is the difference between a registered shareholder and a beneficial owner?

If your shares are registered in your name in the records of our transfer agent, Computershare Limited (“Computershare”), you are a “registered shareholder,” also sometimes called a shareholder of record. If you are a registered shareholder, we sent the notice directly to you.

If your shares are held in the name of your broker or bank, your shares are held in “street name” and you are considered the “beneficial owner.” The notice should have been forwarded to you by your broker, bank, or other holder of record, who is considered the shareholder of record for those shares. As the beneficial owner, you have the right to direct your broker, bank, or other holder of record how to vote your shares by following the voting instructions included in the mailing.

How do I vote?

If you are a registered shareholder, meaning you hold your shares in your own name as a holder of record, you may vote by attending the Special Meeting on the Meeting Website, or you can vote by proxy and instruct the Proxy Holders named in the enclosed proxy card how to vote your shares. If you are the record holder of your stock, you can vote by proxy in three ways:

1.	By telephone at 1-800-690-6903;

2022 PROXY STATEMENT	›	15

FREQUENTLY ASKED QUESTIONS

2.	Via internet at www.proxyvote.com; or

3.

By mail by completing and signing the enclosed proxy card and returning it promptly in the enclosed envelope (requiring no postage if mailed in the United States). Please make certain you mark, sign, and date your proxy card as instructed on the proxy card prior to mailing.

All valid proxies received and not revoked prior to the Special Meeting will be voted in accordance with your instructions. If you are a beneficial owner, meaning your shares are held by a brokerage firm, bank, or other nominee (i.e., in “street name”), you should receive directions from your bank or broker that you must follow in order to have your shares voted.

Who may virtually attend the Special Meeting and what else is required for admittance?

Only shareholders of the Company’s common stock on the Record Date (September 26, 2022) may attend the Special Meeting. To be admitted to the Meeting Website, you must enter the 16-digit control number found on your proxy card or voting instruction form, as applicable. You may vote your shares and ask questions during the Special Meeting by following the instructions available on the Meeting Website. We encourage you to access the Meeting Website prior to the start time to familiarize yourself with the virtual platform and ensure you can hear the streaming audio. Online access to the Meeting Website will be available starting at 9:45 a.m. Eastern Time, on November 11, 2022.

Will my shares be voted if I do not sign and return my proxy card?

If a shareholder of record signs and returns the accompanying proxy card, but does not make any selections, the Board’s appointed Proxy Holders will have discretion to vote the shareholder’s shares on behalf of the shareholder at the Special Meeting as recommended by the Board.

If a beneficial owner of shares does not provide the bank or broker holding such shares with specific voting instructions, under the rules of the NYSE, the shareholder’s bank or broker may generally vote on “routine” matters, but cannot vote on “non-routine” matters. “Broker non-votes” occur when a beneficial owner of shares held in street name fails to provide instructions to the broker, bank, or other holder of record as to how to vote on matters deemed non-routine. Proposal 3 (Fix Board Size by Board Resolution) and Proposal 4 (Elimination of Designated Annual Meeting Date and Time) are routine matters. Proposal 1 (Majority Voting), Proposal 2 (Elimination of Cumulative Voting), Proposal 5 (Proxy Access) and Proposal 6 (Shareholder Approval – Voting Standards) are non-routine matters. If a shareholder’s bank or broker does not receive the shareholder’s instructions on how to vote the shareholder’s shares on a non-routine matter, the shareholder’s bank or broker will inform the Company it does not have the beneficial owner’s authority to vote on the non-routine matter. In these cases, the broker, bank, or other holder of record can register your shares as being present at the Special Meeting for purposes of determining the presence of a quorum, but will not be able to vote on those matters for which specific authorization is required under the NYSE rules. We encourage beneficial shareholders to provide voting instructions to the bank, broker, or agent holding their shares by carefully following the instructions in the notice provided by the shareholder’s bank, broker, or agent.

YOUR VOTE IS IMPORTANT. Please submit your proxy even if you plan to attend the Special Meeting. If you properly give your proxy and submit it to us in time to vote, the individuals named as your Proxy Holders will vote your shares as you have directed.

How do I change my vote or revoke my proxy if I wish to do so?

Shareholders of record can revoke their proxy at any time before their shares are voted by: (1) delivering a written revocation of their proxy to the Company’s Secretary; (2) submitting a later-dated proxy (or voting instruction form if they hold their shares in street name); or (3) voting on the Meeting Website during the Special Meeting. Shareholders who are beneficial owners should follow the instructions provided by their respective broker or bank to change their vote.

What is the required quorum to hold this Special Meeting?

As of September 26, 2022, 44,796,505 shares of the Company’s common stock were outstanding and entitled to vote. The presence of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast on a particular matter will constitute a quorum for the purposes of such matter. Abstentions or “broker non-votes” are counted as present and entitled to vote for purposes of determining a quorum. A “broker non-vote” occurs when a broker or bank holding shares for a beneficial owner does not vote on a particular matter because the broker or bank does not have discretionary voting authority to vote on the proposal, and the beneficial owner has not provided voting instructions.

2022 PROXY STATEMENT	›	16

FREQUENTLY ASKED QUESTIONS

May shareholders ask questions during the Special Meeting?

Yes. If you wish to submit a question, you may do so in two ways. To ask a question in advance of the Special Meeting, you may log into www.proxyvote.com and enter your 16-digit control number and use the Submit a Question for Management box. Alternatively, you will be able to submit questions live during the Special Meeting through the Q&A box by accessing the Meeting Website at www.virtualshareholdermeeting.com/GLT2022SM. After the formal business of the Special Meeting has concluded and adjourned, the chair of the Special Meeting will answer questions from shareholders during the designated question and answer (“Q&A”) period of the Special Meeting agenda.

In order to give as many shareholders as possible the opportunity to ask questions, we ask that questions are succinct and cover only one topic per question. Up to three minutes will be allocated to read and respond to each question that we are able to answer during the Special Meeting. The Q&A session will continue until all relevant questions have been answered, subject to time constraints.

Shareholders’ views, constructive comments, and criticisms are welcome, but the Company will not address questions that are:

•	Irrelevant to the business of the Company or to the business of the Special Meeting

•	Related to material non-public information of the Company

•	Repetitious of prior questions or statements from others

•	Derogatory references to individuals that are in bad taste

•	Related to personal grievances

•	In furtherance of a shareholder’s personal or business interests, which are not matters of interest to shareholders generally

•	Out of order or not otherwise suitable for the conduct of the Special Meeting

If there are any matters of individual concern to a shareholder or questions that are not answered, they may be raised separately after the Special Meeting by contacting Investor Relations at (717) 225-2746 or ir@glatfelter.com.

Who will pay for the solicitation of proxies?

The costs and expenses of the Board’s soliciting of proxies, including the preparation, assembly and mailing of this Proxy Statement, the Proxy Card, the notice of the Special Meeting of Shareholders and any additional information furnished to shareholders will be borne by the Company. Solicitation of proxies may be in person, by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or staff members. Other than the persons described in this Proxy Statement, no general class of employee of the Company will be employed to solicit shareholders in connection with this proxy solicitation. However, in the course of their regular duties, our employees, officers and directors may be asked to perform clerical or ministerial tasks in furtherance of this solicitation. None of these individuals will receive any additional or special compensation for doing this, but they may be reimbursed for reasonable out-of-pocket expenses. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodian holding shares of the common stock in their names that are beneficially owned by others to forward to those beneficial owners. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the beneficial owners of common stock.

We have engaged MacKenzie Partners, Inc. to assist in the solicitation of proxies in connection with the Annual Meeting, for a service fee and the reimbursement of customary disbursements, which are not expected to exceed $20,000 in total.

Who should I call if I have questions or need assistance voting my shares?

If you have questions about the Annual Meeting, would like additional copies of this proxy statement or need assistance voting your shares, requests should be directed as described below:

MacKenzie Partners, Inc.

1407 Broadway, 27th Floor

New York, NY 10018

Shareholders Call Toll Free: 800-322-2885 or 212-929-5500

Email: GLT@mackenziepartners.com

2022 PROXY STATEMENT	›	17

FREQUENTLY ASKED QUESTIONS

What proposals will be acted upon at the Special Meeting, and what number of votes is needed for the proposals to be adopted?

	Proposal	Vote Required	Broker Discretionary Voting Allowed?	Effect of Abstention	Effect of Broker Non-Votes

1	Approval of an amendment to the Articles of Incorporation and Bylaws of the Company to implement a majority voting standard for uncontested director elections.	Majority of Votes Outstanding and Entitled to be Cast	No	Vote Against	Vote Against

2	Elimination of Cumulative Voting.	Majority of Votes Cast	No	No Effect	No Effect

3	Fix Board Size by Resolution	Majority of Votes Outstanding and Entitled to be Cast	Yes	Vote Against	Not applicable, as this is a routine matter

4	Elimination of Designated Annual Meeting Date and Time	Majority of Votes Outstanding and Entitled to be Cast	Yes	Vote Against	Not applicable, as this is a routine matter

5	Proxy Access	Majority of Votes Outstanding and Entitled to be Cast	No	Vote Against	Vote Against

6	Shareholder Approval – Voting Standards	Majority of Votes Outstanding and Entitled to be Cast	No	Vote Against	Vote Against

Majority Voting. The affirmative vote of a majority of the common shares of the Company outstanding and entitled to vote at the Special Meeting is required to approve and adopt the amendments to the Company’s Articles of Incorporation and Bylaws to implement a majority voting standard for uncontested director elections. Abstentions and shares not in attendance and not voted at the Special Meeting will not count as a vote cast on this proposal but will have the same effect as a vote “Against” the proposal.

The proposed amendments presented in Proposal 1 are contingent upon the approval of Proposal 2. The amendments in Proposal 1 will implement a majority voting standard for the election of directors in uncontested director elections. In contested elections, directors would continue to be elected by a plurality vote of shareholders. The proposed amendment presented in Proposal 2 below, which is not contingent upon the approval of Proposal 1, will eliminate cumulating voting in all director elections.

Elimination of Cumulative Voting. The affirmative vote of a majority of the common shares of the Company outstanding and entitled to vote at the Special Meeting is required to approve and adopt the amendment to the Company’s Articles of Incorporation to eliminate cumulative voting in director elections. Abstentions and shares not in attendance and not voted at the Special Meeting will not count as a vote cast on this proposal but will have the same effect as a vote “Against” the proposal. The proposed amendments in Proposal 2 are not contingent upon the approval of any other Proposal.

Fix Board Size by Board Resolution. The affirmative vote of a majority of the common shares of the Company outstanding and entitled to vote at the Special Meeting is required to approve and adopt the amendment to the Company’s Bylaws to allow the Board to set its size by resolution. Abstentions and shares not in attendance and not voted at the Special Meeting will not count as a vote cast on this proposal but will have the same effect as a vote “Against” the proposal. The proposed amendment in Proposal 3 is not contingent upon the approval of any other Proposal.

Elimination of Designated Annual Meeting Date and Time. The affirmative vote of a majority of the common shares of the Company outstanding and entitled to vote at the Special Meeting is required to approve and adopt the amendment to the Company’s Bylaws to eliminate a designated annual meeting date and time. Abstentions and shares not in attendance and not voted at the Special Meeting will not count as a vote cast on this proposal but will have the same effect as a vote “Against” the proposal. The proposed amendment in Proposal 4 is not contingent upon the approval of any other Proposal.

2022 PROXY STATEMENT	›	18

FREQUENTLY ASKED QUESTIONS

Proxy Access. The affirmative vote of a majority of the votes of the common shares of the Company and entitled to vote at the Special Meeting is required to approve and adopt the amendment to the Company’s Bylaws to provide for proxy access. Abstentions and shares not in attendance and not voted at the Special Meeting will not count as a vote cast on this proposal but will have the same effect as a vote “Against” the proposal. The proposed amendment in Proposal 5 is not contingent upon the approval of any other Proposal.

Shareholder Approval – Voting Standards. The affirmative vote of a majority of the votes entitled to be cast at the Special Meeting is required to approve and adopt the amendments to the Company’s Bylaws to provide for majority voting standards. Abstentions and shares not in attendance and not voted at the Special Meeting will not count as a vote cast on this proposal but will have the same effect as a vote “Against” the proposal. The proposed amendments presented in this Proposal 6 are not contingent upon the approval of any other Proposal.

What are the Board of Directors’ recommendations for voting on these proposals?

The Board recommends a vote:

•	FOR the approval of an amendment to the Articles of Incorporation and Bylaws of the Company to implement a majority voting standard for uncontested director elections;

•	FOR the approval of an amendment to the Articles of Incorporation of the Company to eliminate cumulative voting in director elections;

•	FOR the amendment of the Bylaws to allow the Board to set its size by resolution;

•	FOR the amendment of the Bylaws to eliminate the designated annual meeting date and time;

•	FOR the amendment of the Bylaws to provide for proxy access; and

•	FOR the amendment of the Bylaws to clarify the Company’s voting standards.

What are my options for voting on these proposals?

A shareholder is entitled to one vote per share of stock owned on the Record Date, on each item of business presented at the Special Meeting.

For the proposal to amend the Articles of Incorporation to implement majority voting for the election of directors in uncontested elections, a shareholder may either vote “For” or “Against” the proposal or “Abstain” from voting.

For the proposal to amend the Articles of Incorporation to eliminate cumulative voting, a shareholder may either vote “For” or “Against” the proposal or “Abstain” from voting.

For the proposal to amend the Bylaws to set the size of the board by a Board Resolution, a shareholder may either vote “For” or “Against” the proposal or “Abstain” from voting.

For the proposal to amend the Bylaws to eliminate a designated annual meeting date and time, a shareholder may either vote “For” or “Against” the proposal or “Abstain” from voting.

For the proposal to amend the Bylaws to add shareholder Proxy Access Rights, a shareholder may either vote “For” or “Against” the proposal or “Abstain” from voting.

For the proposal to amend the Bylaws to provide for majority voting standards, a shareholder may either vote “For” or “Against” the proposal or “Abstain” from voting.

Aside from these proposals, will any other business be acted upon at the Special Meeting?

No, the Company’s Bylaws do not provide for the submission of other business to a special meeting of stockholders, and therefore, the business to be acted upon at the Special Meeting will be limited to the business set forth in this proxy statement.

How may a shareholder communicate with the Company’s Board or the independent directors of the Company?

Interested parties may address written correspondence to the Board or any individual director (whether Management or independent), c/o Company Secretary, Glatfelter Corporation, 4350 Congress Street, Suite 600, Charlotte, NC 28209. The Company’s Board has approved a process whereby the Secretary of the Company will receive, review, and, as appropriate, forward any communications addressed to the Board or a director to the chair of the Board committee responsible for the matter addressed in the communication. All communications regarding accounting, internal controls, or auditing matters will be forwarded to the chair of the Audit Committee. Alternatively, the Board has established a method for interested parties to communicate directly with the entire Board or any independent director by calling the Company’s toll-free Integrity Helpline at 1-800-346-1676.

2022 PROXY STATEMENT	›	19

Additional Information

Other Business

As of the date of this proxy statement, the Board knows of no business that will be presented for consideration at the Special Meeting other than the items referred to above. If any other matter is properly brought before the Special Meeting for action by shareholders, the persons named in the accompanying proxy will have discretionary authority to vote proxies for such matter in accordance with their best judgment.

“Householding”

The Company is permitted by SEC regulations to deliver a single Special Report or proxy statement to any household at which two or more registered shareholders have the same last name and address, unless the Company has received instructions to the contrary from one or more of the shareholders. This is known as “householding” and is intended to save the cost of delivering multiple duplicate copies of the proxy materials to the same address. The Company will continue to include a separate proxy card for each registered shareholder account.

The Company will deliver promptly, upon written or oral request, a separate copy of the proxy statement, as applicable, to a shareholder at a shared address to which a single copy of the documents was delivered. The shareholder should send a written request to Glatfelter Corporation, 4350 Congress Street, Suite 600, Charlotte, NC 28209, or call us at (717) 225-2719, if the shareholder (1) wishes to receive a separate copy of the proxy statement for the Special Meeting; (2) wishes to receive separate copies of the proxy statements for future special meetings of shareholders; or (3) is sharing an address and wishes to request delivery of a single copy of the proxy statements if the shareholder is now receiving multiple copies of proxy statements.

2022 PROXY STATEMENT	›	20

Appendix A

GLATFELTER CORPORATION

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

ARTICLE I

The name of the corporation is

GLATFELTER CORPORATION

ARTICLE II

The name of the Corporation’s Commercial Registered Office Provider and the county of venue is Corporation Service Company, Dauphin County.

ARTICLE III

The purpose or purposes for which the corporation is organized are to acquire by purchase, or otherwise, own, buy, sell and deal in standing timber lands, and to buy, cut, haul, drive and sell timber and logs, and to saw and otherwise work the same, and to buy, manufacture and sell lumber, bark, wood, pulp and all products made therefrom; to manufacture, produce, purchase, sell and deal in any and all kinds of papers, and in all ingredients, products and compounds thereof, and in any and all materials that now are or hereafter may be used in or in connection with such manufacture, including the manufacture of wood pulp and any other fibre; and to engage in, and to do, any other lawful act concerning any or all lawful business for which corporations may be incorporated under the Business Corporation Law of the Commonwealth of Pennsylvania, including, but not limited to, manufacturing, processing, owning, using and dealing in personal property of every class and description, engaging in research and development, furnishing services, and acquiring, owning, using and disposing of real property of any nature whatsoever.

ARTICLE IV

The term for which the corporation is to exist is perpetual.

ARTICLE V

1.

The aggregate number of shares which the corporation (hereinafter referred to as the “Company”) has authority to issue is 120,040,000 shares divided into two classes consisting of (a) 40,000 shares of Preferred Stock of the par value of $50 each; and (b) 120,000,000 shares of Common Stock of the par value of $.01 each. Each share of Common Stock of the par value of $.01 each which is issued and outstanding when this provision becomes effective, including each share owned by the Company, shall be reclassified as two fully paid and non-assessable shares of Common Stock of the par value of $.01 each, which shall be included in the 120,000,000 shares of Common Stock herein authorized. Any or all classes and series of shares, or any part thereof, may be represented by certificates or may be uncertificated shares, provided, however, that any shares represented by a certificate that are issued and outstanding shall continue to be represented thereby until the certificate is surrendered to the Company. The rights and obligations of the holders of shares represented by certificates and the rights and obligations of the holders of uncertificated shares of the same class and series shall be identical.

2.

The Board of Directors of the Company (hereinafter referred to as the “Board of Directors”) may designate the powers, preferences and rights, qualifications, limitations and restrictions of all classes of stock of the Company which are not fixed by the Articles of Incorporation by resolution or resolutions.

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APPENDIX A

PREFERRED STOCK

3.

The Preferred Stock may be issued at any time or from time to time in any amount, not exceeding in the aggregate the total number of shares of Preferred Stock hereinabove authorized, as Preferred Stock of one or more series, as hereinafter provided, and for such lawful consideration as shall be fixed from time to time by the Board of Directors. All shares of any one series of Preferred Stock shall be alike in every particular, each series of Preferred Stock shall be distinctively designated by letter or descriptive words, and all series of Preferred Stock shall rank equally and be identical in all respects except as permitted by the provisions of Section 4 of this Article.

4.

To the extent that this Article does not establish series of Preferred Stock and fix and determine the variations in the relative rights and preferences as between series, authority is hereby expressly granted to and vested in the Board of Directors at any time, or from time to time, to authorize the issue of Preferred Stock as Preferred Stock of one or more series and, in connection with the creation of each such series, to fix by resolution or resolutions providing for the issue of shares thereof the designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of such series, to the full extent now or hereafter permitted by the laws of the Commonwealth of Pennsylvania, in respect of the matters set forth in the following subdivisions (a) to (g), inclusive:

(a)	The designation of such series;

(b)	The dividend rate of such series;

(c)	The price at, and the terms and conditions on, which shares of such series may be redeemed, subject to the provisions of subdivision (e) of Section 5 of this Article;

(d)	The amounts payable upon shares of such series in the event of voluntary liquidation of the Company;

(e)

Subject to the limitations provided by law, whether or not the shares of such series shall be entitled to the benefit of a sinking fund to be applied to the purchase or redemption of shares of such series, and if so entitled, the amount of such fund, the manner of its application and the sinking fund redemption price;

(f)

Whether or not the shares of such series shall be made convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Company, and, if made so convertible or exchangeable, the conversion price or prices, or the rates of exchange, and the adjustments, if any, at which, and all other terms and conditions upon which, such conversion or exchange may be made; and

(g)

Whether or not the shares of such series shall be entitled to other special rights in addition to those in this Article provided for, including, without limitation, restrictive provisions with respect to the issue of additional shares of stock of the same class or series or of any other class of the Company or of any subsidiary, restrictive provisions with respect to the payment of dividends upon, or the making of any other distribution in respect of, or the making of any purchase or redemption of, stock of any class of the Company or of any subsidiary, and the incurring of indebtedness, secured or unsecured, by the Company or by any subsidiary, and, if so, the nature thereof.

The Board of Directors may from time to time authorize and direct by resolution or resolutions an increase in the number of shares of any series of Preferred Stock already created by specifying that any or all unissued shares of Preferred Stock shall be assigned to and included in such series and/or a decrease in the number of shares of any such series (but not below the number of shares thereof then outstanding) by specifying that any or all unissued shares of Preferred Stock previously assigned to such series shall no longer be included therein.

5.

(a) The holders of shares of Preferred Stock of each series shall be entitled to receive, when and as declared by the Board of Directors, dividends at the rate for such series fixed in Section 4 of this Article or fixed by resolution or resolutions as provided in Section 4 of this Article and no more, payable quarterly on the first days of February, May, August and November in each year (the quarterly periods ending on the first days of such months, respectively, being herein designated as dividend periods), in each case from the date of cumulation, as hereinafter in subdivision (f) of this Section 5 defined, of such series. Such dividends shall be cumulative (whether or not in any dividend period or periods there shall be net profits or net assets of the Company legally available for the payment of such dividends), so that if at any time full cumulative dividends upon the

2022 PROXY STATEMENT	›	A-2

APPENDIX A

outstanding Preferred Stock of all series to the end of the then current dividend period shall not have been paid or declared and set apart for payment, the amount of the deficiency shall be fully paid, but without interest, either by redemption and the payment or deposit, as provided in subdivision (e) hereof, of the redemption price thereof or by dividends in the amount of such deficiency paid or declared and set apart for payment on each such series, before any sum or sums shall be set aside for or applied to the purchase or redemption of Preferred Stock of any series, Common Stock or any other class of stock ranking junior to the Preferred Stock and before any dividend shall be paid or declared or any other distribution ordered or made upon the Common Stock or any other class of stock ranking junior to the Preferred Stock, provided that any moneys theretofore set aside for any sinking fund provided for in Section 4 of this Article or by resolution or resolutions as provided in Section 4 of this Article may be applied to the purchase or redemption of the Preferred Stock in accordance with the terms of Section 4 of this Article or in accordance with the terms of such resolution or resolutions.

All dividends declared on the Preferred Stock of the respective series outstanding shall be declared pro rata, so that the amounts of dividends declared per share on the Preferred Stock of different series shall in all cases bear to each other the same ratio that full cumulative dividends on such respective series bear to each other.

(b)

After full cumulative dividends to the end of the then current dividend period upon the outstanding Preferred Stock of all series shall have been paid or declared and set apart for payment, and before any sum or sums shall be set aside for, or applied to, the purchase of Common Stock or any other class of stock ranking junior to the Preferred Stock and before any dividend shall be paid or declared or any other distribution ordered or made upon the Common Stock or any other class of stock ranking junior to the Preferred Stock, the Company shall set aside as a sinking fund, when and as required, out of any funds legally available for that purpose, in respect of each series of Preferred Stock any shares of which shall at the time be outstanding and in respect of which a sinking fund for the purchase or redemption thereof has been provided for in Section 4 of this Article or by resolution or resolutions as provided in Section 4 of this Article, the sum or sums required by the terms of Section 4 of this Article or by the terms of such resolution or resolutions as a sinking fund to be applied in the manner specified therein.

Preferred Stock of any series purchased or redeemed by the use of sinking fund moneys or purchased or redeemed otherwise than by the use of sinking fund moneys and applied by the Company as a credit against sinking fund payments, shall be cancelled and shall not be reissued.

(c)

After full cumulative dividends to the end of the then current dividend period upon the Preferred Stock of all series then outstanding shall have been paid or declared and set apart for payment, and after the Company shall have complied with the provisions of the foregoing subdivision (b) of this Section 5 in respect of any and all amounts then or theretofore required to be set aside or applied in respect of any sinking fund mentioned in said subdivision (b), then and not otherwise, the holders of the Common Stock shall, subject to the provisions of this Article and of any resolution providing for the issue of any series of the Preferred Stock, be entitled to receive such dividends as may be declared by the Board of Directors.

(d)

In the event of any liquidation, dissolution or winding up of the Company, the holders of the Preferred Stock of each series then outstanding shall be entitled to receive out of the assets of the Company available for distribution to its stockholders, whether from capital, surplus or earnings, before any distribution of the assets shall be made to the holders of the Common Stock or any other class of stock ranking junior to the Preferred Stock, if such liquidation, dissolution or winding up shall be involuntary, the sum of $50 for every share of their holdings of Preferred Stock of such series plus full cumulative dividends thereon to the date of final distribution, and if such liquidation, dissolution or winding up shall be voluntary, the amount fixed in Section 4 of this Article or fixed by resolution or resolutions as provided in Section 5 of this Article for every share of their holdings of Preferred Stock of such series; and in the event of any such distribution of assets, the holders of the Common Stock shall be entitled, to the exclusion of the holders of the Preferred Stock, to share ratably in all assets of the Company thereafter remaining according to the number of shares of the Common Stock held by them respectively. If upon any liquidation, dissolution or winding up of the Company the amounts payable on or with respect to the Preferred Stock of all series are not paid in full, the holders of shares of Preferred Stock of all series shall share ratably in any distribution of assets in proportion to the respective amounts which would be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to the Preferred Stock of all series were paid in full. Neither the merger or consolidation of the Company into or with any other corporation, nor the merger or

2022 PROXY STATEMENT	›	A-3

APPENDIX A

consolidation of any other corporation into or with the Company, nor a sale or lease of all or substantially all the assets of the Company, shall be deemed to be a liquidation, dissolution or winding up of the Company.

(e)

The Preferred Stock of all series, or of any series thereof, or any part of any series thereof, at any time outstanding, may be redeemed by the Company, at its election expressed by resolution of the Board of Directors, at any time or from time to time (which time, when fixed in each case, is hereinafter called the “redemption date”), upon not less than thirty (30) days’ previous notice to the holders of record of the Preferred Stock to be redeemed, given by mail in such manner as may be prescribed by resolution or resolutions of the Board of Directors, at the redemption price or prices fixed in Section 4 of this Article or fixed by resolution or resolutions as provided in Section 4 of this Article for the Preferred Stock to be redeemed. If less than all the outstanding shares of the Preferred Stock of any series is to be redeemed, the redemption may be made either by lot or pro rata in such manner as may be prescribed by resolution of the Board of Directors. The Company may, if it so elects, provide moneys for the payment of the redemption price by depositing the amount thereof, after notice of redemption has first been mailed, for the account of the holders of Preferred Stock entitled thereto with a bank or trust company doing business in the City of Philadelphia, Pennsylvania, or in the Borough of Manhattan, in the City of New York, and having capital and surplus of at least Five Million Dollars ($5,000,000) (the date of any such deposit being hereinafter called the “date of deposit”). In such event, the notice of redemption shall include a statement of the date of deposit and the name and address of the bank or trust company with which the deposit will be made. From and after the redemption date (unless default shall be made by the Company in providing moneys for the payment of the redemption price), or, if the Company shall make such deposit on or before the date specified therefor in the notice, then on and after the date of deposit, all rights of the holders thereof as stockholders of the Company shall cease and terminate, except the right to receive the redemption price as hereinafter provided and except any conversion rights not theretofore expired. Anything herein or in any resolution providing for the issue of any series of the Preferred Stock to the contrary notwithstanding, said redemption price shall include an amount equal to full cumulative dividends on the Preferred Stock to be redeemed to the redemption date thereof, and the Company shall not be required to declare or pay on such Preferred Stock to be redeemed, and the holders thereof shall not be entitled to receive, any dividends in addition to those thus reflected in the redemption price; provided, however, that the Company may pay in regular course any dividends thus reflected in the redemption price either to the holders of record on the record date fixed for determination of stockholders entitled to receive such dividends (in which event, anything herein to the contrary notwithstanding, the amount so deposited need not include any dividends so paid or to be paid), or as part of the redemption price upon surrender of the certificates for the shares redeemed. On and after the redemption date, or, if the Company shall elect to deposit the moneys for such redemption as herein provided, then on and after the date of deposit, the holders of record of the Preferred Stock to be redeemed shall be entitled to receive the redemption price upon actual delivery to the Company or, in the event of such a deposit, to the bank or trust company with which such deposit is made, of certificates for the number of shares to be redeemed (such certificates, if required, to be properly stamped for transfer and duly endorsed in blank or accompanied by proper instruments of assignment and transfer duly endorsed in blank). Any moneys so deposited which shall remain unclaimed by the holders of such Preferred Stock at the end of six (6) years after the redemption date shall be paid by such bank or trust company to the Company; provided, however, that all moneys so deposited, which shall not be required for such redemption because of the exercise of any right of conversion or exchange, shall be returned to the Company forthwith. Any interest accrued on moneys so deposited shall be paid to the Company from time to time. Preferred Stock redeemed pursuant to the provisions of this subdivision (e) shall be cancelled and shall not be reissued.

(f)

The term “full cumulative dividends” whenever used in this Article with reference to any share of any series of the Preferred Stock shall be deemed to mean (whether or not in any dividend period, or any part thereof, in respect of which such term is used there shall have been net profits or net assets of the Company legally available for the payment of such dividends) that amount which shall be obtained by multiplying the full dividend rate for such series fixed in Section 4 of this Article or fixed by resolution or resolutions as provided in Section 4 of this Article by the period of time elapsed from the date of cumulation of such series to the date as of which full cumulative dividends are to be computed

2022 PROXY STATEMENT	›	A-4

APPENDIX A

(including the elapsed portion of the current dividend period), less the amount of all dividends paid, or deemed paid upon such share.

The term “date of cumulation” as used in this Article with reference to any series of the Preferred Stock shall be deemed to mean the February 1, May 1, August 1 or November 1 on which, or next preceding the date on which, shares of Preferred Stock of such series shall first be issued.

In the event of the issue of additional Preferred Stock of any then existing series, all dividends paid on Preferred Stock of such series prior to the issue of such additional Preferred Stock, and all dividends declared and payable to holders of Preferred Stock of such series of record on any date prior to such additional issue, shall be deemed to have been paid on the additional Preferred Stock so issued.

The term “stock ranking junior to the Preferred Stock”, whenever used in this Article, shall mean any stock of the Company over which the Preferred Stock has preference or priority in the payment of dividends or in the distribution of assets on any dissolution, liquidation or winding up of the Company

(g)

Except as otherwise required by the statutes of the Commonwealth of Pennsylvania and as otherwise provided in this Article, and subject to the provisions of the by-laws of the Company, as from time to time amended, with respect to the closing of the transfer books and the fixing of a record date for the determination of stockholders entitled to vote, the holders of the Common Stock shall exclusively possess voting power for the election of directors and for all other purposes, and the holders of the Preferred Stock shall have no voting power and shall not be entitled to any notice of any meeting of stockholders.

Provided, however, that if and whenever a default in preferred dividends, as hereinafter defined, shall exist, the holders of the outstanding Preferred Stock, voting separately as a class, shall have the right to elect two directors at the annual meeting of stockholders of the Company for the election of directors next succeeding the occurrence of such default, and at each such annual meeting thereafter so long and only so long as such default shall exist. The term of office of each such director elected by the holders of the Preferred Stock as aforesaid shall continue until the next annual meeting of stockholders of the Company for the election of directors, notwithstanding that prior to the end of such term the default in preferred dividends shall cease to exist. If, prior to the end of such term, a vacancy in the office of such director shall occur by reason of his death, resignation, removal or disability, or for any other cause, such vacancy shall be filed for the remainder of the term in the manner provided in the by-laws of the Company; provided, that, if such vacancy shall be filled by election by the stockholders at a meeting thereof, the holders of the then outstanding Preferred Stock, voting separately as a class, shall have the right to fill such vacancy for the remainder of the term, unless at the time of such election or default in preferred dividends shall exist. At any meeting of stockholders at which the holders of Preferred Stock shall be entitled to vote for the election of a director or directors as aforesaid, the holders of twenty-five percent (25%) of the then outstanding Preferred Stock present in person or by proxy shall be sufficient to constitute a quorum for the election of such director or directors and for no other purpose, and the vote of the holders of a majority of the Preferred Stock so present at such meeting at which there shall be a quorum, shall be sufficient to elect such director or directors. For the purposes of this subdivision (g), a default in preferred dividends shall be deemed to have occurred whenever, on any dividend payment date, the amount of unpaid full cumulative dividends upon any series of the Preferred Stock shall be equivalent to eight (8) quarterly dividends thereon or more, and, having so occurred, such default shall be deemed to exist thereafter until, but only until, full cumulative dividends on all shares of Preferred Stock then outstanding of each and every series, to the end of the last preceding dividend period, shall have been paid. Nothing herein contained shall be deemed to prevent an amendment of the by-laws of the Company, in the manner therein provided, which shall increase the number of directors of the Company or to prevent any other change in the number of directors of the Company.

(h)

So long as any shares of the Preferred Stock of any series shall be outstanding, the Company shall not without the consent given by resolution adopted at a meeting duly called for that purpose of the holders of record of at least two-thirds of the number of shares of the Preferred Stock of all series then outstanding:

(i)

alter or change the designations or the powers, preferences or rights, or the qualifications, limitations or restrictions thereof, of the Preferred Stock or of any series thereof in any material respect prejudicial to the holders thereof;

2022 PROXY STATEMENT	›	A-5

APPENDIX A

(ii)

create any new class of stock having preference over the Preferred Stock as to dividends or assets, or create any obligation or security of the Company convertible into shares of stock of any class having such preference over the Preferred Stock;

(iii)

sell, transfer or lease all, or substantially all, the assets of the Company unless as a part of such transaction or prior thereto the Preferred Stock of all series shall be retired or called for redemption and the necessary funds therefor deposited as provided in subdivision (e) hereof; or

(iv)

effect a statutory merger or consolidation of or with any other corporation or corporations; provided that such consent shall not be necessary if as a result of such merger or consolidation (A) the Company shall be the surviving corporation and the Preferred Stock then outstanding shall continue to be outstanding, there shall be no alteration or change in the designations or the powers, preferences or rights, or the qualifications, limitations or restrictions thereof, in any material respect prejudicial to the holders thereof, there shall be no increase in the authorized number of shares of Preferred Stock, and there shall not be created any new class of stock having preference over, or being on a parity with, the Preferred Stock as to dividends or assets, or (B) if the Company shall not be the surviving corporation, the shares of the Preferred Stock of each series then outstanding shall be converted into, or be exchangeable for, a like number of shares of preferred stock of the surviving corporation which preferred stock shall have substantially the same designations, powers, preferences and rights, and qualifications, limitations or restrictions thereof, as the Preferred Stock of such series, and there shall not be outstanding or created any class of stock of the surviving corporation having preference over, or being on a parity with, such preferred stock as to dividends or assets.

(i)

So long as any shares of the Preferred Stock of any series shall be outstanding, the Company shall not, without the consent given by resolution adopted at a meeting duly called for that purpose of the holders of record of at least a majority of the number of shares of the Preferred Stock of all series then outstanding, increase the authorized number of shares of the Preferred Stock or create any new class of stock which shall be on a parity with the Preferred Stock as to dividends or assets, or create any obligation or security of the Company convertible into shares of stock of any class which shall be on a parity with the Preferred Stock as to dividends or assets.

The holders of the Preferred Stock shall not be entitled to subscribe to any increased issue of the Preferred Stock or the Common Stock unless such privilege is provided for by resolution of the holders of the Common Stock and the Board of Directors of the Company.

Anything in this Article hereof or in any resolution or resolutions providing for the issue of Preferred Stock of any series contained to the contrary notwithstanding, dividends upon shares of stock of any class of the Company shall be payable only out of unreserved and unrestricted earned surplus of the Company legally available for dividends, and the rights of the holders of all classes of stock of the Company in respect of the payment of dividends shall at all times be subject to the power of the Board of Directors from time to time to set aside such reserves and to make such other provisions, if any, as said Board shall deem to be necessary or advisable for working capital, for additions and improvements to plant and equipment, for expansion of the Company’s business (including the acquisition of real and personal property for that purpose) or for any other proper purpose of the Company.

COMMON STOCK

The holders of Common Stock shall have no preemptive rights and the Company shall have the right to issue any shares of its capital stock, option rights or securities having conversion or option rights without first offering such shares, rights or securities to the holders of the Common Stock.

ARTICLE VI

The holders of Common Stock shall not have the right to cumulate their votes for the election of directors of the Company.

2022 PROXY STATEMENT	›	A-6

APPENDIX A

ARTICLE VII

1.

In an election of directors that is not a contested election, a nominee for director shall be elected to the Board of Directors if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election. Abstentions and broker non-votes shall not be considered to be votes cast.

2.

In a contested election of directors, the nominees for election to the Board of Directors receiving the highest number of votes, up to the number of directors to be elected in such election, shall be elected. Shareholders shall not have the right to vote against a nominee in a contested election of directors.

3.

For purposes of this Article VII, an election of directors shall be deemed contested if (i) the Secretary of the Company receives from a shareholder an advance notice indicating that such shareholder intends to propose at least one candidate for election as a director at a meeting of shareholders which notice is in compliance with the advance notice requirements for shareholder nominees for director set forth in the Company’s Amended and Restated Bylaws, as amended from time to time, and (ii) such notice of nomination has not been withdrawn by such shareholder on or before the tenth (10th) calendar day before the Company files its definitive proxy statement for such shareholders’ meeting with the U.S. Securities and Exchange Commission (regardless of whether or not such proxy statement is thereafter revised or supplemented).

ARTICLE VIII

Subject to the rights of holders of any series of Preferred Stock with respect to the election of directors, the number of directors that constitutes the entire Board of Directors shall be fixed solely by resolution of the Board of Directors, provided that no decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

2022 PROXY STATEMENT	›	A-7

Appendix B

GLATFELTER CORPORATION

(a Pennsylvania corporation)

AMENDED AND RESTATED BYLAWS

(Amended and Restated as of                     , 2022)

2022 PROXY STATEMENT	›	B-1

APPENDIX B

2022 PROXY STATEMENT	›	B-2

APPENDIX B

2022 PROXY STATEMENT	›	B-3

APPENDIX B

GLATFELTER CORPORATION

(a Pennsylvania corporation)

AMENDED AND RESTATED BYLAWS

(Amended and Restated as of                     , 2022)

ARTICLE I

MEETINGS OF SHAREHOLDERS AND RECORD DATE

1.1

ANNUAL MEETING. An annual meeting of the shareholders of Glatfelter Corporation (the “Company”) for the election of directors and the transaction of such other business as may properly come before the meeting in accordance with these Bylaws, the Company’s Articles of Incorporation, as amended (the “Articles of Incorporation”), the Pennsylvania Business Corporation Law of 1988, as amended (the “PBCL”), and other applicable law shall be held on the date (which date shall not be a legal holiday in the place where the meeting is to be held, and if held over the Internet or other electronic technology, which date shall not be a federal holiday) and at the time as shall be designated, from time to time, by (i) resolution of the Board of Directors (the “Board” or the “Board of Directors”) adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time such resolution is presented to the Board of Directors for adoption), (ii) resolution of a duly authorized committee of the Board of Directors, or (iii) the Chair of the Board of Directors, if delegated that authority by a resolution of the Board of Directors adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption) and which shall be stated in the notice of meeting. The date and time of the annual meeting may subsequently be changed in the same manner as is required to fix the original date and time of the annual meeting. Any and all references hereafter in these Bylaws to an annual meeting or annual meetings also shall be deemed to refer to any special meeting(s) in lieu thereof.

1.2

SPECIAL MEETINGS. Special meetings of the shareholders may be called at any time for any purpose or purposes, (i) by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time such resolution is presented to the Board of Directors for adoption), or (ii) by the Secretary of the Company, upon the written request of the record shareholders of the Company as of the record date fixed in accordance with Section 1.9 of these Bylaws who hold, in the aggregate, not less than twenty percent (20%) of the outstanding shares of the Company that would be entitled to vote at the meeting (the “Requisite Percentage”) at the time such request is submitted by the holders of such Requisite Percentage, subject to and in accordance with Section 1.9 of these Bylaws.

1.3

PLACE OF SHAREHOLDERS’ MEETINGS. The Board of Directors, may, in its sole discretion, designate the place of meeting, within or without the Commonwealth of Pennsylvania, for any meeting of the shareholders (or, if not so designated, the place of the meeting shall be the principal office of the Company) or may, in its sole discretion, determine that a shareholder meeting shall not be held at any physical place, but shall instead be held by means of the Internet or other electronic communications technology in accordance with Section 1704 of the PBCL.

1.4

NOTICE. Written notice stating the place, day and hour of each meeting of shareholders and, in the case of a special meeting, the general nature of the business to be transacted at such meeting shall be given by the Secretary of the Company or other duly authorized officer of the Company at least ten (10) calendar days before the meeting to each shareholder of record entitled to vote at the meeting.

1.5

QUORUM. Except as otherwise provided in the Articles of Incorporation, the presence in person or by proxy of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast on a particular matter shall constitute a quorum for the purpose of considering such matter at a meeting of shareholders, but less than a quorum may adjourn from time to time to reconvene at such time and place as they may determine.

1.6	VOTING.

(a)

Voting on Actions Other Than Director Elections. Whenever any action other than the election of directors is proposed to be taken by vote of the shareholders, except as otherwise expressly required by law, in the Articles of Incorporation or in these Bylaws, it shall be authorized by the affirmative vote

2022 PROXY STATEMENT	›	B-4

APPENDIX B

of a majority of the votes cast in person or by proxy at the meeting of shareholders by the holders of shares entitled to vote thereon and shall constitute an act of the shareholders.

(b)

One Vote Per Share. Except as otherwise provided by the Articles of Incorporation, each shareholder of the Corporation entitled to vote on any matter at any meeting of shareholders shall be entitled to one vote for every such share standing in such shareholder’s name on the record date for the meeting.

1.7

RECORD DATES. The Board of Directors may fix a time not more than ninety (90) calendar days prior to the date of any meeting of shareholders, or the date fixed for the payment of any dividend or distribution, or the date for the allotment of rights, or the date when any change or conversion or exchange of shares will be made or go into effect, as a record date for the determination of the shareholders entitled to notice of or to vote at any such meeting, or to receive payment of any such dividend or distribution, or to receive any such allotment of rights, or to exercise the rights in respect to any such change, conversion or exchange of shares. In such case, only such shareholders as shall be shareholders of record at the close of business on the date so fixed shall be entitled to notice of or to vote at such meeting, or to receive payment of such dividend or distribution, or to receive such allotment of rights, or to exercise such rights in respect to any change, conversion or exchange of shares, as the case may be, notwithstanding any transfer of any shares on the books of the Company after the record date so fixed.

1.8	CONSIDERATION OF DIRECTOR NOMINATIONS AND BUSINESS AT SHAREHOLDERS’ MEETINGS.

(a)

Annual Meetings of Shareholders. At any annual meeting of the shareholders, only such nominations of individuals for election to the Board of Directors shall be made, and only such other business shall be conducted or considered, as shall have been properly brought before the meeting in accordance with these Bylaws, the Articles of Incorporation, the PBCL and other applicable law.

(i)

For nominations of individuals for election to the Board of Directors or proposals of other business to be properly requested by a shareholder to be made at an annual meeting, a shareholder must (i) be a shareholder of record at the time of delivering the advance notice to the Company contemplated by Section 1.9 of these Bylaws, on the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting, at the time of giving of notice of such annual meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof), and at the time of the annual meeting, (ii) be entitled to vote at such annual meeting, and (iii) comply with the procedures set forth in these Bylaws as to such proposed business or nominations. This Section 1.8(a) shall be the exclusive means for a shareholder to make nominations or other business proposals (other than matters properly brought under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and included in the Company’s notice of meeting) before an annual meeting of shareholders.

(ii)

For nominations of individuals for election to the Board of Directors to be properly made at an annual meeting, and proposals of other business to be properly brought before an annual meeting, nominations and proposals of other business must be: (a) specified in the Company’s notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (b) otherwise properly made at the annual meeting, by or at the direction of the Board of Directors (or any duly authorized committee thereof), (c) otherwise properly brought before the annual meeting by a shareholder of the Company Present in Person (as defined below) in accordance with these Bylaws or (d) otherwise in compliance in all respects with the requirements of Regulation 14A under Exchange Act, including, without limitation, the requirements of Rule 14a-19 (as such rule and regulations may be amended from time to time by the United States Securities and Exchange Commission (“SEC”) including any SEC staff interpretations relating thereto). In addition, for proposals of business, including those relating to the composition of the Board of Directors, to be properly brought before an annual meeting for action by the Company’s shareholders, they must relate to an item of business that (i) is a proper subject for shareholder action under the Articles of Incorporation, these Bylaws, the PBCL and other applicable law; and (ii) is not expressly reserved for action by the Board of Directors under the Articles of Incorporation, these Bylaws, the PBCL or other applicable law. For purposes of these Bylaws, “Present in Person” shall mean that the shareholder proposing that the business be brought before a meeting, or, if the proposing shareholder is not an individual, a

2022 PROXY STATEMENT	›	B-5

APPENDIX B

qualified representative of such proposing shareholder, appear in person at such meeting (unless such meeting is held by means of the Internet or other electronic technology in which case the proposing shareholder or its qualified representative shall be present at such annual meeting by means of the Internet or other electronic technology). A “qualified representative” of such proposing shareholder shall be, if such proposing shareholder is (i) a general or limited partnership, any general partner or person who functions as a general partner of the general or limited partnership or who controls the general or limited partnership, (ii) a corporation or a limited liability company, any officer or person who functions as an officer of the corporation or limited liability company or any officer, director, general partner or person who functions as an officer, director or general partner of any entity ultimately in control of the corporation or limited liability company, or (iii) a trust, any trustee of such trust.

(b)

Special Meetings of Shareholders. At any special meeting of the shareholders, only such business shall be conducted or considered as shall have been properly brought before the special meeting. For business to be properly brought before a special meeting, it must be (i) specified in the Company’s notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (ii) otherwise properly brought before the special meeting, by or at the direction of the Board of Directors (or any duly authorized committee thereof), (iii) with respect to the election of directors, provided that the Board of Directors has called a special meeting of shareholders for the purpose of electing one or more directors to the Board, by any shareholder of the Company Present In Person who complies in all respects with the advance notice and other procedures set forth in these Bylaws relating to bringing such nominations before a special meeting, including, but not limited to, Section 1.9 hereof, or (iv) specified in the Company’s notice of meeting (or any supplement thereto) given by the Company pursuant to a valid shareholder request that the Company call a special meeting of shareholders (a “Shareholder Requested Special Meeting”) in accordance with Sections 1.2 and 1.9 of these Bylaws, it being understood that business brought before such a Shareholder Requested Special Meeting by the shareholders shall be limited to the matters stated in such valid shareholder request; provided, however, that nothing herein shall prohibit the Board of Directors (or any duly authorized committee thereof) from submitting additional matters to shareholders at any such Shareholder Requested Special Meeting. In addition, for proposals of business to be properly brought before a special meeting, they must (i) relate to an item of business that is a proper subject for shareholder action under the Articles of Incorporation, these Bylaws, the PBCL and other applicable law; and (ii) not be expressly reserved for action by the Board of Directors under the Articles of Incorporation, these Bylaws, the PBCL or other applicable law.

Nominations of individuals for election to the Board of Directors may be made at a special meeting of shareholders if they are brought before the meeting (a) pursuant to the Company’s notice of meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof), or (b) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any shareholder of the Company who (1) is a shareholder of record at the time of giving of notice of such special meeting and at the time of the special meeting, (2) is entitled to vote at the special meeting, and (3) complies with the advance notice and other procedures set forth in these Bylaws relating to bringing such nominations before a special meeting, including, but not limited to, Section 1.8(b) hereof. This Section 1.8(b) shall be the exclusive means for a shareholder to make nominations or other business proposals (other than matters properly brought under Rule 14a-8 under the Exchange Act and included in the Company’s notice of meeting) before a special meeting of shareholders.

(c)

General. Except as otherwise provided by the Articles of Incorporation, these Bylaws, the PBCL or other applicable law, the Chair of any annual or special meeting shall have the power to determine, based on the facts and circumstances and in consultation with counsel (who may be the Company’s internal counsel), whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with these Bylaws and, if any proposed nomination or other business is not in compliance with these Bylaws, to declare that no action shall be taken on such nomination or other proposal and such nomination or other proposal shall be disregarded. In addition, a nomination or other business proposed to be brought by a shareholder may not be brought before a meeting if such shareholder takes action contrary to the representations made in the shareholder notice applicable to such nomination or other business or if (i) when submitted to the Company prior to the deadline for submitting a shareholder notice, the shareholder notice applicable to such nomination or other business contained an untrue statement of a fact or omitted to

2022 PROXY STATEMENT	›	B-6

APPENDIX B

state a fact necessary to make the statements therein not misleading, or (ii) after being submitted to the Company, the shareholder notice applicable to such nomination or other business was not updated in accordance with these Bylaws to cause the information provided in the shareholder notice to be true, correct and complete in all respects.

1.9	ADVANCE NOTICE OF SHAREHOLDER NOMINATIONS AND OTHER BUSINESS.

(a)

Annual Meeting of Shareholders. Without qualification or limitation, subject to Section 1.9(d)(viii) of these Bylaws, for any nominations or any other business to be properly brought before an annual meeting by a shareholder pursuant to Section 1.7(a) of these Bylaws, (1) the shareholder must have given timely notice thereof (including, in the case of nominations, the completed and signed questionnaire, representation and agreement required by Section 1.9 of these Bylaws), and timely updates and supplements thereof, in each case in proper form, in writing to the Secretary of the Company, and such other business must otherwise be a proper matter for shareholder action, (2) the stockholder must have complied in all respects with the requirements of Regulation 14A under the Exchange Act, including, without limitation, the requirements of Rule 14a-19 (as such rule and regulations may be amended from time to time by the SEC including any SEC staff interpretations relating thereto), and (3) the Board of Directors or an executive officer designated thereby shall determine that the shareholder has satisfied the requirements of this clause (a), including without limitation the satisfaction of any undertaking delivered under paragraph (c) below.

To be timely, a shareholder’s notice must be delivered to, or mailed and received by, the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the one hundred twentieth (120th) calendar day, nor earlier than the close of business on the one hundred fiftieth (150th) calendar day prior to the first anniversary of the date of the Company’s proxy statement released to shareholders in connection with the annual meeting of shareholders in the immediately preceding year; provided, however, that if the date of the annual meeting of shareholders is more than thirty (30) calendar days prior to, or more than sixty (60) calendar days after, the first anniversary date of the preceding year’s annual meeting of shareholders, or if no annual meeting was held in the preceding year, to be timely, a shareholder’s notice must be received by the Secretary of the Company on the later of (i) the ninetieth (90th) day prior to such annual meeting and (ii) the tenth (10th) calendar day following the day on which public disclosure (as defined below) of the date of the meeting is first made by the Company. In no event shall any adjournment or postponement of an annual meeting, or the public announcement thereof, commence a new time period for the giving of a shareholder’s notice as described above. For purposes of these Bylaws, “public disclosure” or its corollary “publicly disclosed” shall mean disclosure by the Company in (i) a document publicly filed by the Company with, or furnished by the Company to, the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act, (ii) a press release issued by the Company and distributed through a nationally recognized press release dissemination service, or (iii) another method reasonably intended by the Company to achieve broad-based dissemination of the information contained therein.

Notwithstanding anything in the immediately preceding paragraph to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased by the Board of Directors, and there is no public disclosure by the Company naming all of the nominees for director or specifying the size of the increased Board of Directors at least one hundred and thirty (130) calendar days prior to the first anniversary of the date that the Company’s definitive proxy statement was first made publicly available to shareholders in connection with the preceding year’s annual meeting of shareholders, a shareholder’s notice required by this Section 1.9(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, and only with respect to a shareholder who had, prior to such increase in the size of the Board of Directors, previously submitted, on a timely basis and in proper written form, a shareholder notice, if it shall be delivered to the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the tenth (10th) calendar day following the day on which such public disclosure is first made by the Company.

In addition, to be considered timely, a shareholder’s notice shall further be updated and supplemented, if necessary, so that the information provided or required to be provided in such notice shall be true and correct as of the record date for the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to the Secretary of the Company at the principal executive offices of the Company not later than five (5) business days after the record date for the meeting in the case of the update and supplement required to be made as of the record date, and not later than eight (8) business days prior to the date for the meeting or any adjournment

2022 PROXY STATEMENT	›	B-7

APPENDIX B

or postponement thereof in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof. For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these Bylaws shall not limit the Company’s rights with respect to any deficiencies in any notice provided by a shareholder, extend any applicable deadlines hereunder or under any other provision of the Bylaws or enable or be deemed to permit a shareholder who has previously submitted notice hereunder or under any other provision of the Bylaws to amend or update any proposal or to submit any new proposal, including by changing or adding nominees, matters, business and or resolutions proposed to be brought before a meeting of the shareholders.

(b)

Special Meetings of Shareholders. Subject to Section 1.9(d)(viii) of these Bylaws, in the event the Company calls a special meeting of shareholders for the purpose of electing one or more directors to the Board of Directors, any shareholder meeting the requirements set forth in Section 1.8(b) hereof may nominate an individual or individuals (as the case may be) for election to such position(s) as specified in the Company’s notice of meeting, provided that the shareholder gives timely notice of such nomination (including the notice of nomination contemplated by Section 1.9(d) of these Bylaws and the completed and signed questionnaire, representation and agreement required by Section 1.9 of these Bylaws), and timely updates and supplements thereof in each case in proper form, in writing, to the Secretary of the Company.

To be timely, a shareholder’s notice pursuant to the preceding sentence shall be delivered to the Secretary of the Company at the principal executive offices of the Company not earlier than the close of business on the one hundred twentieth (120th) calendar day prior to the date of such special meeting and not later than the close of business on the later of (x) the ninetieth (90th) calendar day prior to the date of such special meeting and (y) if the first public disclosure by the Company of the date of such special meeting is less than one hundred (100) calendar days prior to the date of such special meeting, the tenth (10th) calendar day following the day on which public disclosure is first made by the Company of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall any adjournment or postponement of a special meeting of shareholders, or the public announcement thereof, commence a new time period for the giving of a shareholder’s notice as described above. In addition, to be considered timely, a shareholder’s notice pursuant to the first sentence of this paragraph shall further be updated and supplemented, if necessary, so that the information provided or required to be provided in such notice shall be true and correct as of the record date for the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to the Secretary of the Company at the principal executive offices of the Company not later than five (5) business days after the record date for the meeting in the case of the update and supplement required to be made as of the record date, and not later than eight (8) business days prior to the date for the meeting or any adjournment or postponement thereof in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof.

(c)

Proxy Access by Shareholders. The Company shall include in its proxy statement for an annual meeting the shareholder the name, together with the information required by Section 1.10, of any person nominated for election (a “Shareholder Nominee”) to the board of directors by a shareholder that satisfies, or by a group of no more than twenty (20) shareholders that, collectively, satisfy, the requirements of this Section 1.9 (an “Eligible Shareholder”), and that expressly elects at the time of providing the notice required by this Section 1.9 (the “Nomination Notice”) to have its nominee or nominees included in the Company’s proxy materials pursuant to this Section 1.9.

(d)	Disclosure Requirements.

(i)	To be in proper form, a shareholder’s notice to the Secretary of the Company must include the following, as applicable:

(1)

As to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal, as applicable, is made, a shareholder’s notice must set forth: (i) the name and address of such shareholder, as they appear on the Company’s books, of such beneficial owner, if any, and of their respective Affiliates or Associates (for the purposes of these Bylaws, as such terms are defined in Rule 12b-2 of the Exchange Act) or others acting in concert therewith, (ii) (A) the class or series and number of shares of the Company which are, directly or indirectly, owned by such shareholder, such beneficial owner and their respective affiliates or associates or others acting in concert

2022 PROXY STATEMENT	›	B-8

APPENDIX B

therewith, of record or beneficially (within the meaning of Rule 13d-3 under the Exchange Act), except that such person shall in all events be deemed to beneficially own any shares of any class or series of the Company as to which such person has a right to acquire beneficial ownership at any time in the future, whether such right is exercisable immediately, only after the passage of time or only upon the satisfaction of certain conditions precedent, (B) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Company or with a value derived in whole or in part from the value of any class or series of shares of the Company, or any derivative or synthetic arrangement having the characteristics of a long position in any class or series of shares of the Company, or any contract, derivative, swap or other transaction or series of transactions designed to produce economic benefits and risks that correspond substantially to the ownership of any class or series of shares of the Company, including due to the fact that the value of such contract, derivative, swap or other transaction or series of transactions is determined by reference to the price, value or volatility of any class or series of shares of the Company, whether or not such instrument, contract or right shall be subject to settlement in the underlying class or series of shares of the Company, through the delivery of cash or other property, or otherwise, and without regard to whether the shareholder of record, the beneficial owner, if any, or any affiliates or associates or others acting in concert therewith, may have entered into transactions that hedge or mitigate the economic effect of such instrument, contract or right, or any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Company (any of the foregoing, a “Derivative Instrument”) directly or indirectly owned beneficially by such shareholder, the beneficial owner, if any, or any affiliates or associates or others acting in concert therewith, (C) any proxy, contract, arrangement or understanding (written or oral), or relationship or otherwise, pursuant to which such shareholder, such beneficial owner and their respective affiliates or associates or others acting in concert therewith have any right to vote any class or series of shares of the Company, (D) any agreement, arrangement or understanding (written or oral), or relationship or otherwise, including any repurchase or similar so-called “stock borrowing” agreement or arrangement(written or oral), involving such shareholder, such beneficial owner and their respective affiliates or associates or others acting in concert therewith, directly or indirectly, the purpose or effect of which is to mitigate loss to, reduce the economic risk (of ownership or otherwise) of any class or series of the shares of the Company by, manage the risk of share price changes for, or increase or decrease the voting power of, such shareholder, such beneficial owner and their respective affiliates or associates or others acting in concert therewith with respect to any class or series of the shares of the Company, or which provides, directly or indirectly, the opportunity to profit or share in any profit derived from any decrease in the price or value of any class or series of the shares of the Company (any of the foregoing, a “Short Interest”), (E) any rights to dividends on the shares of the Company owned beneficially by such shareholder, such beneficial owner and their respective affiliates or associates or others acting in concert therewith that are separated or separable from the underlying shares of the Company, (F) any proportionate interest in shares of the Company or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such shareholder, such beneficial owner and their respective affiliates or associates or others acting in concert therewith is a general partner or, directly or indirectly, beneficially owns an interest in a general partner of such general or limited partnership, (G) any performance-related fees (other than an asset-based fee) that such shareholder, such beneficial owner and their respective affiliates or associates or others acting in concert therewith are entitled to, as calculated based on any increase or decrease in the value of shares of the Company or Derivative Instruments, if any, including, without limitation, any such interests held by members of the immediate family sharing the same household of such shareholder, such beneficial owner and their respective affiliates or associates or others acting in concert therewith, (H) any significant equity interests or any Derivative Instruments or Short Interests in any principal competitor of the Company held by such shareholder, such

2022 PROXY STATEMENT	›	B-9

APPENDIX B

beneficial owner and their respective affiliates or associates or others acting in concert therewith and (I) any direct or indirect interest of such shareholder, such beneficial owner and their respective affiliates or associates or others acting in concert therewith in any contract with the Company, any affiliate of the Company or any principal competitor of the Company (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement), (iii) all information that would be required to be set forth in a Schedule 13D filed pursuant to Rule 13d-1(a) or an amendment thereto pursuant to Rule 13d-2(a) if such a Schedule 13D or amendment thereto were required to be filed under the Exchange Act and the rules and regulations promulgated thereunder by such shareholder, such beneficial owner and their respective affiliates or associates or others acting in concert therewith, if any (regardless of whether the requirement to file a Schedule 13D is applicable to such person), (iv) a description in reasonable detail of any relationship (including any direct or indirect interest in any agreement, arrangement or understanding, whether written or oral and whether formal or informal) between such shareholder, such beneficial owner and their respective affiliates or associates or others acting in concert therewith, if any, and the Company or any director, officer, affiliate or associate of the Company (naming such officer, director, affiliate, or associate), including, but not limited to, a description in reasonable detail of any discussions between such shareholder, such beneficial owner and their respective affiliates or associates or others acting in concert therewith and any officer, director, affiliate, or associate of the Company (naming such officer, director, affiliate, or associate) with respect to (1) the proposal of any business or the proposal of any nominees sought to be brought before an annual meeting by a shareholder, (2) any changes sought to be made to the composition of the Board of Directors or the Company’s strategic direction, or (3) any plans or proposals for the Company to be potentially pursued by the shareholder, such beneficial owner and their respective affiliates or associates or others acting in concert therewith, if any proposed business was approved, or any proposed nominees were elected, at the shareholders’ meeting, (v) a written undertaking by the shareholder giving the notice or, if the notice is given on behalf of a beneficial owner on whose behalf the nomination is made, by such beneficial owner, that such shareholder or beneficial owner will deliver to beneficial owners of shares representing at least 67% of the voting power of the stock entitled to vote generally in the election of directors either (1) at least twenty (20) calendar days before the annual meeting, a copy of its definitive proxy statement for the solicitation of proxies for its director candidates, or (2) at least forty (40) calendar days before the annual meeting a Notice of Internet Availability of Proxy Materials that would satisfy the requirements of Rule 14a-16(d) of the Exchange Act, and (vi) any other information relating to such shareholder, such beneficial owner and their respective affiliates or associates or others acting in concert therewith, if any, that would be required to be disclosed in a proxy statement and form of proxy or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder;

(2)

If the notice relates to any business other than a nomination of a director or directors that the shareholder proposes to bring before the meeting, a shareholder’s notice must, in addition to the matters set forth in Section 1.9(d)(i)(1) above, also set forth: (i) a reasonably detailed description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest of such shareholder, such beneficial owner and each of their respective affiliates or associates or others acting in concert therewith, if any, in such business, (ii) the complete text of the proposal or business (including the complete text of any resolutions proposed for consideration and, in the event that such proposal or business includes a proposal to amend the Bylaws of the Company, the complete text of the proposed amendment), (iii) a reasonably detailed description of all agreements, arrangements and understandings (written or oral) between such shareholder, such beneficial owner and any of their respective affiliates or associates or others acting in concert therewith, if any, and any other person or persons (naming such other person or entity) in connection with

2022 PROXY STATEMENT	›	B-10

APPENDIX B

the proposal of such business by such shareholder, and (iv) any other information relating to the proposal of such business that would be required to be disclosed in a proxy statement or other filing required to be made with the SEC in connection with any solicitations of proxies or special meeting demands by such shareholder pursuant to Section 14(a) of the Exchange Act;

(3)

As to each individual, if any, whom the shareholder proposes to nominate for election or re-election to the Board of Directors, a shareholder’s notice must, in addition to the matters set forth in Section 1.9(d)(i)(1) above, also set forth: (i) all information relating to such individual that would be required to be disclosed pursuant to Section 1.9(d)(i)(1) above if such individual was the stockholder giving the advance notice of nomination to the Company, (ii) all information relating to such individual that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (including such individual’s written and executed consent to being named in the proxy statement of such proposing shareholder as a nominee of such proposing shareholder and to serving as a director of the Company if elected), (iii) a reasonably detailed description of all direct and indirect compensation, reimbursement, indemnification and other benefits (whether monetary or non-monetary) agreements, arrangements and understandings (whether written or oral and formal or informal) during the past three (3) years, and any other relationships, between or among such shareholder and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert therewith (naming each such person or entity), on the one hand, and each proposed nominee, and any respective affiliates and associates, or others acting in concert therewith (naming each such person or entity), on the other hand, (iv) to the extent that such proposed nominee has been convicted of any past criminal offenses involving dishonesty or a breach of trust or duty, a description in reasonable detail of such offense and all legal proceedings relating thereto, (v) to the extent that such proposed nominee has been determined by any governmental authority or self-regulatory organization to have violated any federal or state securities or commodities laws, including but not limited to, the Securities Act of 1933, as amended, the Exchange Act or the Commodity Exchange Act, a description in reasonable detail of such violation and all legal proceedings relating thereto, (vi) to the extent that such proposed nominee has ever been suspended or barred by any governmental authority or self-regulatory organization from engaging in any profession or participating in any industry, or has otherwise been subject to a disciplinary action by a governmental authority or self-regulatory organization that provides oversight over the proposed nominee’s current or past profession or an industry that the proposed nominee has participated in, a description in reasonable detail of such action and the reasons therefor, (vii) a description in reasonable detail of any and all litigation, whether or not judicially resolved, settled or dismissed, relating to the proposed nominee’s past or current service on the board of directors (or similar governing body) of any corporation, limited liability company, partnership, trust or any other entity where a legal complaint filed in any state or federal court located within the United States alleges that the proposed nominee committed any act constituting (1) a breach of fiduciary duties, (2) misconduct, (3) fraud, (4) breaches of confidentiality obligations, and/or (5) a breach of the entity’s code of conduct applicable to directors, and (viii) all other information that would be required to be disclosed pursuant to Items 403 and 404 under Regulation S-K or any successor provision promulgated under Regulation S-K if the shareholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such Item and the proposed nominee were a director or executive officer of such registrant; and

(4)

With respect to each individual, if any, whom the shareholder proposes to nominate for election or re-election to the Board of Directors, a shareholder’s notice must, in addition to the matters set forth in Section 1.9(d)(i)(1) and Section 1.9(d)(i)(3) above, also include

2022 PROXY STATEMENT	›	B-11

APPENDIX B

such proposed nominee’s (A) irrevocable and executed letter of resignation as a director of the Company, as required by Section 2.4(b) of these Bylaws and Section 5 of the Company’s Governance Principles, effective upon such person’s failure to receive the required vote for re-election at the next meeting of shareholders at which such person would face re-election and upon acceptance of such resignation by the Board of Directors, and (B) completed and executed questionnaire, representation and agreement as required by Section 1.9 of these Bylaws. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as an independent director of the Company or that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such nominee. Notwithstanding anything to the contrary, only persons who are nominated in accordance with the procedures set forth in these Bylaws, including, without limitation, Section 1.8 and this Section 1.9 hereof, shall be eligible for election as directors.

(ii)

Upon written request by the Secretary of the Company, the Board of Directors or any duly authorized committee thereof, any shareholder submitting a shareholder notice proposing a nomination or other business for consideration at a meeting shall provide, within five (5) business days of delivery of such request (or such other period as may be specified in such request), written verification, satisfactory in the reasonable discretion of the Board of Directors, any duly authorized committee thereof or any duly authorized officer of the Company, to demonstrate the accuracy of any information submitted by the shareholder in the shareholder notice delivered pursuant to the requirements of the Bylaws (including, if requested, written confirmation by such shareholder that it continues to intend to bring the nomination or other business proposed in the shareholder notice before the meeting). If a shareholder fails to provide such written verification within such period, the information as to which written verification was requested may be deemed not to have been provided in accordance with the requirements of the Bylaws.

(iii)

For a shareholder notice to comply with the requirements of this Section 1.9, each of the requirements of this Section 1.9 shall be directly and expressly responded to and a shareholder notice must clearly indicate and expressly reference which provisions of this Section 1.9 the information disclosed is intended to be responsive to. Information disclosed in one section of the shareholder notice in response to one provision of this Section 1.9 shall not be deemed responsive to any other provision of this Section 1.9 unless it is expressly cross-referenced to such other provision and it is clearly apparent how the information included in one section of the shareholder notice is directly and expressly responsive to the information required to be included in another section of the shareholder notice pursuant to this Section 1.9. For the avoidance of doubt, statements purporting to provide global cross-references that purport to provide that all information provided shall be deemed to be responsive to all requirements of this Section 1.9 shall be disregarded and shall not satisfy the requirements of this Section 1.9.

(iv)

For a shareholder notice to comply with the requirements of this Section 1.9, it must set forth in writing directly within the body of the shareholder notice (as opposed to being incorporated by reference from any other document or writing not prepared solely in response to the requirements of these Bylaws) all the information required to be included therein as set forth in this Section 1.9 and each of the requirements of this Section 1.9 shall be directly responded to in a manner that makes it clearly apparent how the information provided is specifically responsive to any requirements of this Section 1.9. For the avoidance of doubt, a shareholder notice shall not be deemed to be in compliance with this Section 1.9 if it attempts to include the required information by incorporating by reference into the body of the shareholder notice any other document, writing or part thereof, including, but not limited to, any documents publicly filed with the SEC not prepared solely in response to the requirements of these Bylaws. For the further avoidance of doubt, the body of the shareholder notice shall not include any documents that are not prepared solely in response to the requirements of these Bylaws.

(v)	A shareholder submitting a shareholder notice, by its delivery to the Company, represents and warrants that all information contained therein, as of the deadline for submitting the

2022 PROXY STATEMENT	›	B-12

APPENDIX B

shareholder notice, is true, accurate and complete in all respects, contains no false or misleading statements and such shareholder acknowledges that it intends for the Company and the Board of Directors to rely on such information as (i) being true, accurate and complete in all respects and (ii) not containing any false or misleading statements. If the information submitted pursuant to this Section 1.9 by any shareholder proposing a nomination or other business for consideration at a meeting shall not be true, correct and complete in all respects prior to the deadline for submitting the shareholder notice, such information may be deemed not to have been provided in accordance with this Section 1.9.

(vi)

Notwithstanding any notice of the meeting sent to shareholders on behalf of, or any proxy statement filed by, the Company, a shareholder must separately comply with this Section 1.9 to propose a nomination or other business at any meeting and is still required to deliver its own separate and timely shareholder notice to the Secretary of the Company prior to the deadline for submitting a shareholder notice that complies in all respects with the requirements of this Section 1.9. For the avoidance of doubt, if the shareholder’s proposed business is the same or relates to business brought by the Company and included in the Company’s meeting notice or any supplement thereto, the shareholder is nevertheless still required to comply with this Section 1.9 and deliver, prior to the deadline for submitting the shareholder notice, its own separate and timely shareholder notice to the Secretary of the Company that complies in all respects with the requirements of this Section 1.9.

(vii)

Notwithstanding the provisions of these Bylaws, a shareholder shall also comply with all applicable requirements of the Exchange Act, the rules and regulations thereunder and any other requirements of the SEC, the PBCL and other applicable law with respect to the matters set forth in these Bylaws, any solicitation of proxies contemplated by any notices delivered pursuant to these Bylaws and any filings required to be made with the SEC in connection therewith; provided, however, that any references in these Bylaws to the Exchange Act or the rules promulgated thereunder are not intended to and shall not limit the separate and additional requirements set forth in these Bylaws with respect to nominations or proposals as to any other business to be considered.

(viii)

Nothing in this Section 1.9 shall be deemed to affect any rights (i) of shareholders to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) of the holders of any series of Preferred Stock if and to the extent provided for under the PBCL, any other applicable law, the Articles of Incorporation or these Bylaws. Subject to Rule 14a-8 under the Exchange Act, nothing in this Section 1.9 shall be construed to permit any shareholder, or give any shareholder the right, to include or have disseminated or described in the Company’s proxy statement any nomination of director or directors or any other business proposal.

(ix)

For purposes of these Bylaws, a person shall be deemed to be “acting in concert” with another person if such person knowingly acts (whether or not pursuant to an express agreement, arrangement or understanding) in concert with, or towards a common goal relating to the management, governance or control of the Company in parallel with, such other person where (A) each person is conscious of the other person’s conduct or intent and this awareness is an element in their decision-making processes and (B) at least one additional factor suggests that such persons intend to act in concert or in parallel, which such additional factors may include, without limitation, exchanging information (whether publicly or privately), attending meetings, conducting discussions, or making or soliciting invitations to act in concert or in parallel; provided, however, that a person shall not be deemed to be “acting in concert” with any other person solely as a result of the solicitation or receipt of revocable proxies, or special meeting demands from such other person in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by way of a proxy statement filed on Schedule 14A. A person deemed to be “acting in concert” with another person shall be deemed to be “acting in concert” with any third party who is also “acting in concert” with such other person.

1.10

SUBMISSION OF QUESTIONNAIRE, REPRESENTATION AND AGREEMENT. To be eligible to be a nominee for election or re-election as a director of the Company, a person nominated by a shareholder for election or re-election to the Board of Directors must deliver (in accordance with the time periods prescribed

2022 PROXY STATEMENT	›	B-13

APPENDIX B

for delivery of an advance notice of nominations pursuant to Section 1.9 of these Bylaws) to the Secretary of the Company at the principal executive offices of the Company a written questionnaire with respect to the background and qualification of such individual and the background of any other person or entity on whose behalf, directly or indirectly, the nomination is being made (which questionnaire shall be provided by the Secretary of the Company upon written request), and a written representation and agreement (in the form provided by the Secretary of the Company upon written request) that such individual (A) is not and will not become a party to (1) any agreement, arrangement or understanding (written or oral) with, and has not given any commitment or assurance (written or oral) to, any person or entity as to how such person, if elected as a director of the Company, will act or vote on any issue or question (a “Voting Commitment”) that has not been expressly disclosed in writing to the Company, or (2) any Voting Commitment that could limit or interfere with such individual’s ability to comply, if elected as a director of the Company, with such individual’s fiduciary duties under applicable law, (B) is not and will not become a party to any agreement, arrangement or understanding (written or oral) with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been expressly disclosed therein, (C) is not a party to any agreement, arrangement or understanding (written or oral) with any person or entity, that contemplates such person resigning as a member of the Board of Directors prior to the conclusion of the term of office to which such person was elected, and has not given any commitment or assurance (written or oral) to any person or entity that such person intends to, or if asked by such person or entity would, resign as a member of the Board of Directors prior to the end of the conclusion of the term of office to which such person was elected, except as expressly disclosed therein, (D) has expressly disclosed therein whether all or any portion of securities of the Company were purchased with any financial assistance provided by any other person and whether any other person has any interest in such securities, (E) in such individual’s personal capacity and on behalf of any person or entity on whose behalf, directly or indirectly, the nomination is being made, would be in compliance, if elected as a director of the Company, and will comply, with all applicable code of ethics and/or business conduct, corporate governance, conflicts of interest, confidentiality, public disclosures, hedging and pledging policies relating to the Company’s securities, and stock ownership and stock trading policies and guidelines of the Company that are adopted and publicly disclosed from time to time, (F) consents to being named as a nominee of the proposing shareholder in the proposing shareholder’s proxy statement and agrees to serve as a member of the Board of Directors if elected as a director, and (G) will abide by the requirements of Section 2.4(b) of these Bylaws and Section 5 of the Company’s Governance Principles.

1.11	SHAREHOLDER REQUESTED SPECIAL MEETINGS.

(a)

No shareholder may request that the Secretary of the Company call a Shareholder Requested Special Meeting unless a shareholder of record of the Company has first submitted a request in writing (“Record Date Request Notice”) that the Board of Directors fix a record date (a “Request Record Date”) for the purpose of determining the shareholders entitled to request that the Secretary of the Company call a Shareholder Requested Special Meeting, which Record Date Request Notice shall be delivered to, or mailed and received by, the Secretary of the Company at the principal executive offices of the Company.

(b)

Within ten (10) calendar days after receipt of a Record Date Request Notice in compliance with this Section 1.11 from any shareholder of record, the Board of Directors may adopt a resolution fixing a Request Record Date for the purpose of determining the shareholders entitled to request that the Secretary of the Company call a Shareholder Requested Special Meeting, which date shall not precede the date upon which the resolution fixing the Request Record Date is adopted by the Board of Directors. If no resolution fixing a Request Record Date has been adopted by the Board of Directors within the ten (10) calendar day period after the date on which such a request to fix a Request Record Date was received, the Request Record Date in respect thereof shall be deemed to be the twentieth (20th) calendar day after the date on which such a request is received.

(c)

In order for a Shareholder Requested Special Meeting to be called, one or more written request or requests to call a Shareholder Requested Special Meeting (each, a “Special Meeting Request” and collectively, the “Special Meeting Requests”), must be in proper written form and must be signed by shareholders who, as of the Request Record Date, hold of record or beneficially, in the aggregate, the Requisite Percentage and must be timely delivered to the Secretary of the Company at the principal executive offices of the Company. To be timely, a Special Meeting Request must be delivered to the principal executive offices of the Company not later than the sixtieth (60th) calendar day following the Request Record Date. In determining whether a Shareholder Requested Special Meeting has been

2022 PROXY STATEMENT	›	B-14

APPENDIX B

properly requested, multiple Special Meeting Requests delivered to the Secretary of the Company will be considered together only if (i) each Special Meeting Request identifies the same purpose or purposes of the Shareholder Requested Special Meeting and the same matters proposed to be acted on at such meeting (in each case as determined in good faith by the Board of Directors), and (ii) such Special Meeting Requests have been dated and delivered to the Secretary of the Company within sixty (60) calendar days of the earliest dated Special Meeting Request.

(d)

In addition to the requirements set forth in Section 1.11(c), to be in proper form for purposes of this Section 1.11, a Special Meeting Request must include and set forth a description of (i) the specific purpose or purposes of the Shareholder Requested Special Meeting, (ii) the matter(s) proposed to be acted on at the Shareholder Requested Special Meeting, and (iii) the reasons for conducting such business at the Shareholder Requested Special Meeting. Shareholders seeking to propose candidates for election to the Board of Directors at a Shareholder Requested Special Meeting where the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such Shareholder Requested Special Meeting in accordance with the provisions of Section 1.2 of these Bylaws and this Section 1.11 must also comply with the requirements set forth in Section 1.9 of these Bylaws for providing a timely and proper written notice for the proposal of candidates for election as directors.

(e)

A shareholder may revoke a Special Meeting Request by written revocation delivered to the Secretary of the Company at any time prior to the Shareholder Requested Special Meeting. If any such revocation(s) are received by the Secretary of the Company after the Secretary’s receipt of Special Meeting Requests from the Requisite Percentage of shareholders, and as a result of such revocation(s) there no longer are unrevoked demands from the Requisite Percentage of shareholders to call a Shareholder Requested Special Meeting, then the Board of Directors shall have the discretion to determine whether or not to proceed with the Shareholder Requested Special Meeting.

(f)

The Secretary of the Company shall not accept, and shall consider ineffective, a Special Meeting Request if such Special Meeting Request does not comply with this Section 1.11 or relates to an item of business to be transacted at the Shareholder Requested Special Meeting that either (i) is not a proper subject for shareholder action under the Articles of Incorporation, these Bylaws, the PBCL or other applicable law, or (ii) is expressly reserved for action by the Board of Directors under the Articles of Incorporation, these Bylaws, the PBCL or other applicable law

(g)

If none of the shareholders who submitted and signed the Special Meeting Request appears in person at the Shareholder Requested Special Meeting or sends a qualified representative to the Shareholder Requested Special Meeting to present the matters to be presented for consideration that were specified in the Special Meeting Request (unless the Shareholder Requested Special Meeting is held by means of remote communication in which case the requesting shareholder or its qualified representative shall be present by means of remote communication), the Company need not present such matters for a vote at such meeting.

(h)

After Special Meeting Requests have been received on a timely basis, in proper form and in accordance with this Section 1.11 from a shareholder or shareholders holding the Requisite Percentage, the Secretary of the Company shall duly call, and determine the place, date and time of, a Shareholder Requested Special Meeting for the purpose or purposes and to conduct the business specified in the Special Meeting Requests received by the Company; provided, however that the Shareholder Requested Special Meeting shall be held within sixty (60) calendar days after the Company receives one or more valid Special Meeting Requests in compliance with this Section 1.11 from shareholders holding at least the Requisite Percentage. If the Secretary of the Company neglects or refuses to fix the date of such Shareholder Requested Special Meeting and give the notice of meeting required by Section 1.4 of these Bylaws, then the shareholder or shareholders making the request for the Shareholder Requested Special Meeting may do so.

(i)	The record date for notice and voting for such a Shareholder Requested Special Meeting shall be fixed in accordance with Section 1.6 of these Bylaws.

(j)

The Board of Directors shall provide written notice of such Shareholder Requested Special Meeting in accordance with Section 1.4 of these Bylaws. The business brought before any Shareholder Requested Special Meeting by shareholders shall be limited to the matters proposed in the valid Special Meeting Request; provided, however, that nothing herein shall prohibit the Board of Directors

2022 PROXY STATEMENT	›	B-15

APPENDIX B

from bringing other matters before the shareholders at any Shareholder Requested Special Meeting and including such matters in the notice of the special meeting it provides to shareholders. Notwithstanding any notice of the special meeting sent to shareholders on behalf of the Company, a shareholder must separately comply with this Section 1.11 to conduct business at any Shareholder Requested Special Meeting. If the business proposed by a shareholder to be brought before a Shareholder Requested Special Meeting is the same or relates to business brought by the Company and included in the Company’s notice for such Shareholder Requested Special Meeting, the shareholder is nevertheless still required to comply with this Section 1.11 and deliver its own separate, timely and proper Special Meeting Request to the Secretary of the Company that complies in all respects with the requirements of this Section 1.11.

(k)

Except in accordance with this Section 1.11 and except as provided in Section 1.8(b) of these Bylaws with respect to a shareholder’s ability to propose candidates for election as directors at a special meeting of shareholders where the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting in accordance with the provisions of Section 1.2 of these Bylaws, shareholders shall not be permitted to propose business to be brought before a special meeting of shareholders.

1.12

POSTPONEMENT AND CANCELLATION OF MEETINGS. Any previously scheduled annual or special meeting of the shareholders may be postponed, and any previously scheduled annual or special meeting of the shareholders called by the Board of Directors may be canceled, by resolution of the Board of Directors upon public notice given prior to the time previously scheduled for such meeting of shareholders.

1.13

ORGANIZATION. Meetings of shareholders shall be presided over by such person as the Board of Directors may designate as Chair of the meeting, or in the absence of such a person, the Chair of the Board of Directors, or if none or in the Chair of the Board of Directors’ absence or inability to act, the Chief Executive Officer, or if none or in the Chief Executive Officer’s absence or inability to act, the President, or if none or in the President’s absence or inability to act, a Vice President, or, if none of the foregoing is present or able to act, by a Chair to be chosen by the holders of a majority of the shares entitled to vote who are present in person or by proxy at the meeting. The Secretary of the Company, or in the Secretary’s absence, an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present, the presiding officer of the meeting shall appoint any person present to act as secretary of the meeting. The Board of Directors shall be entitled to make such rules or regulations for the conduct of meetings of shareholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the Chair of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such Chair, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in the meeting to shareholders of record of the Company, their duly authorized and constituted proxies and such other persons as the Chair shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, appointing inspectors of election, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting and matters which are to be voted on by ballot.

ARTICLE II

DIRECTORS

2.1	NUMBER. The Board of Directors shall consist of at least three (3) persons, however, the size of the Board may be set by resolution of the Board from time to time.

2.2

TERM. Each director shall serve a term expiring at the next Annual Meeting of Shareholders of the Company and until a successor shall be selected and qualified or until the earlier of death, resignation or removal.

2.3

AGE QUALIFICATION. No person shall be elected or re-elected as a director after reaching seventy-five (75) years of age (the “Qualifying Age”); provided, however, that the Board has the sole discretion, on a case-by-case basis, to not accept the resignation of a director who has reached the Qualifying Age if it determines, on the recommendation of the Nominating and Corporate Governance Committee, that the director’s continued service (on a year-to-year basis) is in the best interests of the Company in order to retain skills on, or to maintain diversity of, the Board. When the term of any director extends beyond the date when

2022 PROXY STATEMENT	›	B-16

APPENDIX B

the director reaches the Qualifying Age, such director shall tender notice of resignation from the Board of Directors effective at the annual meeting of shareholders next following the director’s seventy-fifth (75th) birthday.

2.4	ELECTION OF DIRECTORS; MAJORITY VOTING RESIGNATION POLICY.

(a)	Directors shall be elected by a plurality of the votes cast (meaning that the director nominees who receive the highest number of shares voted “for” their election are elected).

(b)

Each person who is nominated to stand for election as director, whether such nomination is proposed by the Company or a shareholder, shall, as a condition to such nomination, tender an irrevocable resignation in advance of the meeting for the election of directors. Such resignation will be effective if, pursuant to Section 2.4(c) of these Bylaws, (i) the person does not receive a majority of the votes cast at the next meeting of shareholders held for the election of directors that is not a contested meeting of shareholders, and (ii) the Board of Directors accepts the resignation. For purpose of this Section 2.4, a contested meeting of shareholders is any meeting of shareholders for which (i) the Secretary of the Company receives from a shareholder an advance notice indicating that such shareholder intends to propose at least one candidate for election as a director at a meeting of shareholders which notice is in compliance with the advance notice requirements for shareholder nominees for director set forth in Section 1.8 of these Bylaws and (ii) such notice of nomination has not been withdrawn by such shareholder on or before the tenth (10th) calendar day before the Company files its definitive proxy statement for such meeting with the SEC (regardless of whether or not such proxy statement is thereafter revised or supplemented).

(c)

If, at an uncontested meeting of shareholders, any nominee for election to the Board of Directors receives a plurality of the votes cast, but does not receive a majority of the votes cast, the Nominating and Corporate Governance Committee will make a recommendation to the Board of Directors on whether to accept the director’s resignation or whether other action should be taken. The Nominating and Corporate Governance Committee in making its recommendation, and the Board in making its decision, may each consider any factors or other information that it considers appropriate and relevant. The director not receiving a majority of the votes cast will not participate in the Committee’s recommendation or the Board of Directors’ decision regarding the tendered resignation. The independent members of the Board of Directors will consider the Nominating and Corporate Governance Committee’s recommendation and publicly disclose (by means of a press release, a filing with the SEC or other broadly disseminated means of communication) the Board of Directors’ decision and the basis for that decision within ninety (90) calendar days from the date of the certification of the final election results. If less than two members of the Nominating and Corporate Governance Committee are elected at a meeting for the election of directors, the independent members of the Board of Directors who were elected shall consider and act upon the tendered resignation. If a director’s resignation is not accepted by the Board, such director will continue to serve until the next annual meeting and until a successor is duly elected, or the earlier of resignation or removal. If a director’s resignation is accepted by the Board, then the Board, in its sole discretion, may fill any resulting vacancy pursuant to the provisions of Section 2.6 of these Bylaws or may decrease the size of the Board pursuant to the provisions of Section 2.1 of these Bylaws. For purposes of this Section 2.4, a majority of the votes cast means that the number of shares voted “for” must exceed the number of shares voted “against” with respect to that director’s election. For the avoidance of doubt, votes cast shall not include abstentions.

2.5

RESIGNATIONS. Any director may resign at any time upon notice given in writing or by electronic transmission to the Chair of the Board, the Chief Executive Officer or the Secretary of the Company; provided, however, that if such notice is given by electronic transmission, such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the director. A resignation is effective when the resignation is delivered, unless the resignation specifies a later effective date or an effective date determined upon the occurrence of an event or events. Acceptance of such resignation shall not be necessary to make it effective. Unless otherwise provided in the Articles of Incorporation or these Bylaws, when one or more directors resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.

2022 PROXY STATEMENT	›	B-17

APPENDIX B

2.6

VACANCIES. In the case of any vacancy in the Board of Directors by death, resignation or for any other cause, including an increase in the number of directors, the Board may, by the affirmative vote of a majority of the remaining directors, even though less than a quorum or by the sole remaining director, fill the vacancy by choosing a director to serve until the next Annual Meeting of Shareholders of the Company and until a successor has been selected and qualified or until the earlier of death, resignation or removal.

2.7

REMOVAL OF DIRECTORS. Any director, or the entire Board of Directors, may be removed from office without assigning any cause by the vote of shareholders, or of the holders of a class or series of shares, entitled to elect directors. In case the Board of Directors or any one or more directors are so removed, new directors may be elected by the shareholders at the same meeting.

2.8

ANNUAL MEETING. An annual meeting of the Board of Directors shall be held each year after the Annual Meeting of Shareholders of the Company, at such place as the Board of Directors may determine, in its sole discretion, for the purposes of organization, election of officers and the transaction of such other business as shall come before the meeting. No notice of the meeting need be given.

2.9	REGULAR MEETINGS. Regular meetings of the Board of Directors may be held without notice at such times and at such places as the Board of Directors may determine.

2.10

SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by the Chair of the Board, the Chief Executive Officer, the President or any two (2) members of the Board of Directors. Notice of every special meeting shall be given to each director not later than the second day immediately preceding the day of such meeting in the case of notice by mail, telegram or courier service, and not later than the day immediately preceding the day of such meeting in the case of notice delivered personally or by telephone, facsimile transmission, email, text messaging or other electronic communication. Such notice shall state the time and place of the meeting, but, except as otherwise provided in these Bylaws, neither the business to be transacted at, nor the purpose of, any special meeting of the Board of Directors need be specified in the notice, or waiver of notice, of such meeting.

2.11

MEETINGS OF INDEPENDENT DIRECTORS. Meetings of the independent members of the Board of Directors may be held without notice at such times and at such places as the independent members of the Board of Directors may determine. In the absence or disability of the Chair of the Board, the Chair of the Nominating and Corporate Governance Committee shall preside at any such meetings.

2.12	QUORUM AND ACTION BY UNANIMOUS CONSENT.

(a)

Quorum. A majority of the directors in office shall constitute a quorum for the transaction of business but less than a quorum may adjourn from time to time to reconvene at such time and place as they may determine.

(b)

Action by Unanimous Consent. Any action required or permitted to be taken at a meeting of the Board of Directors may be taken without a meeting if, prior or subsequent to the action, a consent or consents thereto by all of the directors in office is filed with the Secretary of the Company. For the purposes of this Section 2.12(b), consent may be given by means of a physical written copy or transmitted by facsimile transmission, email or similar electronic communications technology; provided that the means of giving consent shall enable the Company to keep a record of the consents in a manner satisfying the requirements of Section 107 of the Pennsylvania Associations Code.

2.13	COMPENSATION. Directors shall receive such compensation for their services as shall be fixed by the Board of Directors.

2.14

COMMITTEES. The Board of Directors may, by resolution adopted by an affirmative vote of the majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time such resolution is presented to the Board for adoption), designate one or more committees, each committee to consist of two or more of the directors of the Company. The Board may designate one or more directors as alternate members of any Committee, who may replace any absent or disqualified member at any meeting of the committee. Any such committee to the extent provided in such resolution shall have and exercise the authority of the Board of Directors in the management of the business and affairs of the Company.

2.15

PARTICIPATION IN MEETINGS BY COMMUNICATIONS EQUIPMENT. One or more directors may participate in a meeting of the Board of Directors or a committee of the Board by means of conference telephone or other electronic technology by means of which all persons participating in the meeting can hear each other. Directors so participating shall be deemed present at the meeting.

2022 PROXY STATEMENT	›	B-18

APPENDIX B

2.16

LIABILITY OF DIRECTORS. A director of the Company shall not be personally liable for monetary damages for any action taken, or any failure to take any action, on or after January 27, 1987, unless such director has breached or failed to perform the duties of the office as provided for under Section 1713 of the PBCL and the breach or failure to perform constitutes self-dealing, willful misconduct or recklessness. Any repeal, amendment, or modification of this Section shall be prospective only and shall not increase, but may decrease, the liability of a director with respect to actions or failures to act occurring prior to such change.

2.17

OFFICERS. The officers of the Company shall be a Chief Executive Officer, a President, one or more Vice Presidents, a Secretary, a Treasurer and such other officers as the Board of Directors may deem advisable. Any two or more offices may be held by the same person.

2.18	TERM. Each officer shall hold office until a successor is elected or appointed and qualified or until death, resignation or removal by the Board of Directors.

2.19

AUTHORITY, DUTIES AND COMPENSATION. All officers shall have such authority, perform such duties and receive such compensation as may be provided in the bylaws or as may be determined by the Board of Directors.

2.20

CHAIR OF THE BOARD. The Chair of the Board shall preside at all meetings of the Board of Directors and shall perform such other duties as may be assigned by the Board of Directors. In the absence or disability of the Chair of the Board, the Chair of the Nominating and Corporate Governance Committee shall have the authority and perform the duties of the Chair of the Board.

2.21

CHIEF EXECUTIVE OFFICER. The Chief Executive Officer shall be the chief executive officer of the Company and shall preside at all meetings of the shareholders. The Chief Executive Officer shall be responsible for the general management of the business of the Company, subject to the control of the Board of Directors. In the absence or disability of the President, or if that office is vacant, the Chief Executive Officer shall have the authority and perform the duties of the President.

2.22

CHIEF FINANCIAL OFFICER. The Chief Financial Officer shall keep or cause to be kept the books of account of the Company in a thorough and proper manner and shall render statements of the financial affairs of the Company in such form and as often as required by the Board of Directors or the President. The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the Company. The Chief Financial Officer shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. The President may direct the Treasurer to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and the Treasurer shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

2.23

PRESIDENT. The President shall perform such duties as may be assigned by the Board of Directors and, in the absence or disability of the Chief Executive Officer, or if that office is vacant, shall have the authority and perform the duties of the Chief Executive Officer.

2.24

VICE PRESIDENT. In the absence or disability of the Chief Executive Officer and the President, or any other officer or officers, the Vice Presidents in the order designated by the Board of Directors shall have the authority and perform the duties of the Chief Executive Officer, the President or other officer as the case may be. The Vice President, Finance shall be the principal accounting officer and shall keep books recording the business transactions of the Company. The Vice President shall be in charge of the accounts of all of its offices and shall promptly report and properly record in the books of the Company all relevant data relating to the Company’s business.

2.25

SECRETARY. The Secretary shall give notice of meetings of the shareholders, of the Board of Directors and of any Board Committee, attend all such meetings and record the proceedings thereof. In the absence or disability of the Secretary, an Assistant Secretary or any other person designated by the Board of Directors or the Chief Executive Officer shall have the authority and perform the duties of the Secretary.

2.26

TREASURER. The Treasurer shall have charge of the securities of the Company and the deposit and disbursement of its funds, subject to the control of the Board of Directors. In the absence or disability of the Treasurer, an Assistant Treasurer or any other person designated by the Board of Directors or the Chief Executive Officer shall have the authority and perform the duties of the Treasurer.

2022 PROXY STATEMENT	›	B-19

APPENDIX B

ARTICLE III

INDEMNIFICATION

3.1

MANDATORY INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHER PERSONS. The Company shall, except as otherwise provided in Section 3.4 hereof, indemnify any director or officer of the Company or any of its subsidiaries who was or is an “authorized representative” of the Company (which shall mean for the purposes of this Article III, a director or officer of the Company, or a person serving at the request of, for the convenience of, or to represent the interests of, the Company as a director, officer, employee, partner, agent, manager, member, fiduciary, trustee or other representative of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise) and who was or is a “party” (which shall include for purposes of this Article III the giving of testimony or similar involvement) or is threatened to be made a party to any “proceeding” (which shall mean for purposes of this Article III any threatened, pending or completed action, suit, appeal, investigation (including any internal investigation), inquiry, hearing, mediation, arbitration, other alternative dispute mechanism or other proceeding of any nature, whether civil, criminal, administrative, regulatory, legislative, investigative or arbitrative, whether formal or informal, and whether brought by or in the right of the Company, its shareholders, the Board of Directors, any duly authorized committee of the Board of Directors, a governmental agency or instrumentality, a self-regulatory organization or otherwise) by reason of the fact that such person was or is an authorized representative of the Company to the fullest extent permitted by the PBCL and other applicable law (as the same exists or may hereafter be amended, but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than said law permitted the Company to provide prior to such amendment), including, without limitation, indemnification against expenses (which shall include for purposes of this Article III attorneys’ fees and disbursements), damages, punitive damages, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such proceeding unless the act or failure to act giving rise to the claim is finally determined by a court of competent jurisdiction from which there is no further right of appeal to have constituted willful misconduct or recklessness. For the purposes of this Article III, a person’s service to the Company or another enterprise shall be presumed to be “serving at the request of the Company,” unless it is conclusively determined to the contrary by a majority vote of the directors of the Company, excluding, if applicable, such person. With respect to such determination, it shall not be necessary for such person to show any actual or prior request by the Company or its Board of Directors for such service to the Company or such other enterprise. If an authorized representative is not entitled to indemnification in respect of a portion of any liabilities to which such person may be subject, the Company shall nonetheless indemnify such person to the maximum extent for the remaining portion of the liabilities. Notwithstanding the foregoing, the Company shall not indemnify any such authorized representative in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) is brought by the authorized representative due to the failure of the Company to pay indemnification provided under Sections 3.1, 3.2 or 3.3 and the authorized representative is successful in such proceeding.

3.2

ADVANCEMENT OF EXPENSES. Except as otherwise provided in Section 3.4 hereof, the Company shall pay the expenses (including attorneys’ fees and disbursements) actually and reasonably incurred in defending a proceeding on behalf of any person entitled to indemnification under Section 3.1 of this Article III in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Company as authorized in this Article III and may pay such expenses in advance on behalf of any employee or agent on receipt of a similar undertaking. Such advances shall be paid by the Company within ten (10) calendar days after the receipt by the Company of a statement or statements from the person entitled to indemnification requesting such advance or advances from time to time together with a reasonable accounting of such expenses. The financial ability of any person entitled to indemnification under Section 3.1 of this Article III to repay the Company any amounts advanced for expenses shall not be a prerequisite to the making of an advance and any advancement of expenses of such a person shall not be required to be secured and shall not bear interest. Except as otherwise provided in the PBCL or this Section 3.2, the Company shall not impose on any person entitled to indemnification under Section 3.1 of this Article III additional conditions to the advancement of expenses or require from such person additional undertakings regarding repayment. Advancements of expenses to any person entitled to indemnification under Section 3.1 of this Article III shall include any and all reasonable expenses incurred pursuing an action to enforce this right of advancement, including expenses incurred preparing and forwarding statements to the Company to support the advancements claimed.

2022 PROXY STATEMENT	›	B-20

APPENDIX B

3.3

EMPLOYEE BENEFIT PLANS. For purposes of this Article III, the Company shall be deemed to have requested an officer or director to serve as fiduciary with respect to an employee benefit plan where the performance by such person of duties to the Company also imposes duties on, or otherwise involves services by, such person as a fiduciary with respect to the plan; excise taxes assessed on an authorized representative with respect to any transaction with an employee benefit plan shall be deemed “fines”; and action taken or omitted by such person with respect to an employee benefit plan in the performance of duties for a purpose reasonably believed to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Company.

3.4

EXCEPTIONS. No indemnification under Sections 3.1 and 3.3 of this Article III or advancement or reimbursement of expenses under Section 3.2 of this Article III shall be provided to a person covered by Sections 3.1 and 3.3 of this Article III hereof: (i) with respect to expenses or the payment of profits arising from the purchase or sale of securities of the Company in violation of Section 16(b) of Exchange Act; (ii) if a final unappealable judgment or award establishes that such director or officer engaged in intentional misconduct or a transaction from which the director or officer derived an improper personal benefit; (iii) for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, and amounts paid in settlement) which have been paid directly to, or for the benefit of, such person by an insurance carrier under a policy of officers’ and directors’ liability insurance whose premiums are paid for by the Company or by an individual or entity other than such director or officer; and (iv) for amounts paid in settlement of any threatened, pending or completed action, suit or proceeding without the written consent of the Company, which written consent shall not be unreasonably withheld. The Board of Directors of the Company is hereby authorized, at any time by resolution, to add to the foregoing list of exceptions from the right of indemnification under Sections 3.1 and 3.3 of this Article III or advancement or reimbursement of expenses under Section 3.2 of this Article III, but any such additional exception shall not apply with respect to any event, act or omission which occurred prior to the date that the Board of Directors in fact adopts such resolution. Any such additional exception may, at any time after its adoption, be amended, supplemented, waived or terminated by further resolution of the Board of Directors of the Company.

3.5

SECURITY FOR INDEMNIFICATION OBLIGATIONS. To further effect, satisfy or secure the indemnification obligations provided herein or otherwise, the Company may, at its expense, purchase and maintain insurance, obtain a letter of credit, act as self-insurer, create a reserve, trust, escrow, cash collateral or other fund or account, enter into indemnification agreements, pledge or grant a security interest in any assets or properties of the Company, or use any other mechanism or arrangement whatsoever in such amounts, at such costs, and upon such other terms and conditions as the Board of Directors shall deem appropriate.

3.6

CONTRACT RIGHTS. Without the necessity of entering into an express contract with any person covered by Sections 3.1 and 3.3 of this Article III and entitled to indemnification under Section 3.1 of this Article III, the obligations of the Company to indemnify an indemnified person under Sections 3.1 and 3.3 of this Article III, including the obligation to advance and/or reimburse expenses under Section 3.2 of this Article III, shall be considered a contract right between the Company and such indemnified person pursuant to which the Company and each such person intend to be legally bound and shall be effective to the same extent and as if provided for in a contract between the Company and such indemnified person. Such contract right shall be deemed to vest at the commencement of such indemnified person’s service to or at the request of the Company, and no amendment, modification or repeal of this Article III shall affect, to the detriment of the indemnified person and such indemnified person’s heirs, executors, administrators and estate, such obligations of the Company in connection with a claim based on any act or failure to act occurring before such modification or repeal.

3.7

RELIANCE UPON PROVISIONS. Each person who shall act as an authorized representative of the Company shall be deemed to be doing so in reliance upon the rights of indemnification and advancement of expenses provided by this Article III.

3.8

AMENDMENT OR REPEAL. Any repeal, amendment or modification hereof shall be prospective only and shall not limit, but may expand, any rights or obligations in respect of any proceeding whether commenced prior to or after such change to the extent such proceeding pertains to actions or failures to act occurring prior to such change.

3.9

NON-EXCLUSIVITY OF RIGHTS. The right to indemnification and the advancement of expenses, as authorized by this Article III, shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any applicable law (common law or statutory law), any provision of the Articles of Incorporation or these Bylaws, agreement, insurance policy, vote

2022 PROXY STATEMENT	›	B-21

APPENDIX B

of shareholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in any other capacity while holding such office or while employed by or acting as agent for the Company. The Company is specifically authorized to enter into an agreement with any of its directors, officers, employees or agents providing for indemnification and advancement of expenses that may change, enhance, qualify or limit any right to indemnification or the advancement of expenses provided by this Article III, to the fullest extent not prohibited by the PBCL or other applicable law.

3.10

CONTINUATION OF RIGHTS. The rights of indemnification and advancement or reimbursement of expenses provided by, or granted pursuant to, this Article III shall continue as to an officer or director of the Company who has ceased to be an officer or director in respect of matters arising prior to such time, and shall inure to the benefit of the spouses, heirs, executors and administrators of such person.

3.11

NO IMPUTATION. The knowledge and/or actions, or failure to act, of any officer, director, employee or representative of the Company, another enterprise or any other person shall not be imputed to any person for purposes of determining the right to indemnification or advancement or reimbursement of expenses under this Article III.

3.12

ENFORCEMENT OF RIGHTS. If a request for indemnification or for the advancement or reimbursement of expenses pursuant to this Article III is not paid in full by the Company within thirty (30) calendar days after a written claim has been received by the Company, together with all supporting information reasonably requested by the Company, the claimant may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim (plus interest at the prime rate announced from time to time by the Company’s primary lending bank) and, if successful in whole or in part, the claimant shall be entitled also to be paid the expenses (including, but not limited to, attorneys’ and investigation fees and costs) of prosecuting such claim. Neither the failure of the Company (including its Board of Directors or independent legal counsel) to have made a determination prior to the commencement of such action that indemnification of or the advancement or reimbursement of expenses to the claimant is proper in the circumstances, nor an actual determination by the Company (including its Board of Directors or independent legal counsel) that the claimant is not entitled to indemnification or to the reimbursement or advancement of expenses, shall be a defense to the action or create a presumption that the claimant is not so entitled.

ARTICLE IV

STOCK CERTIFICATES AND CORPORATE SEAL

4.1

EXECUTION. Certificates of shares of capital stock of the Company shall be signed by the Chair of the Board, the Chief Executive Officer, the President or a Vice President and by the Secretary, an Assistant Secretary, the Treasurer or an Assistant Treasurer, but where a certificate is signed by a transfer agent or a registrar, the signature of any corporate officer may be facsimile, engraved or printed.

4.2

SEAL. The Company shall have a corporate seal which shall bear the name of the Company and State and year of its incorporation. The seal shall be in the custody of the Secretary of the Company and may be used by causing it or a facsimile to be impressed or reproduced upon or affixed to any document.

ARTICLE V

NOTICES

5.1

FORM OF NOTICE. Whenever written notice is required to be given to any person under the provisions of the PBCL, the Articles of Incorporation or these Bylaws, it may be given to a person: (i) by personal delivery, (ii) by facsimile number, email or other electronic communication to a facsimile number or address for email or other electronic communications supplied by such person to the Company for the purpose of notice, or (iii) by sending a copy thereof by first class or express mail, postage prepaid, or by telegram (with messenger service specified), confirmed facsimile transmission or courier service, charges prepaid, to the address (or to the facsimile number) of the person appearing on the books of the Company or, in the case of notice to be given to a director, to the address (or to the facsimile number) supplied by the director to the Company for the purpose of notice. If the notice is sent by mail, telegraph or courier service, it shall be deemed to have been given to the person entitled thereto when deposited in the United States mail or with a telegraph office or courier service for delivery to that person. Notice given by facsimile transmission, email or other electronic communication shall be deemed to have been given to the person entitled thereto when sent. A notice of

2022 PROXY STATEMENT	›	B-22

APPENDIX B

meeting shall specify the place, day and hour of the meeting and any other information required by any other provision of the PBCL, the Articles of Incorporation or these Bylaws.

5.2

ADJOURNED SHAREHOLDER MEETINGS. When a meeting of shareholders is adjourned, it shall not be necessary to give any notice of the adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the Board of Directors fixes a new record date for the adjourned meeting, in which event the notice shall be given in accordance with this section.

5.3

WAIVER OF NOTICE. Any notice required to be given under these Bylaws may be effectively waived by the person entitled thereto by written waiver signed before or after the meeting to which such notice would relate or by attendance at such meeting otherwise than for the purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting was not lawfully called or convened.

ARTICLE VI

AMENDMENTS

6.1

AMENDMENTS. These Bylaws may be amended or repealed and new bylaws may be adopted by the affirmative vote of a majority of the total number of the authorized members of the Board of Directors (whether or not there exist any vacancies in previously authorized directorships at the time a resolution regarding the foregoing is presented to the Board of Directors for adoption) or by the by the affirmative vote of a majority of the votes cast in person or by proxy at the meeting of shareholders by the holders of shares entitled to vote thereon, as the case may be; provided, however, that new bylaws may not be adopted and these Bylaws may not be amended or repealed in any way that limits indemnification rights, increases the liability of directors or changes the manner or vote required for any such adoption, amendment or repeal, except by the affirmative vote of a majority of the votes cast in person or by proxy at the meeting of shareholders by the holders of shares entitled to vote thereon. In the case of any meeting of shareholders, in order to consider the adoption, amendment or repeal of these Bylaws, written notice shall be given to each shareholder entitled to vote thereat that the purpose, or one of the purposes, of the meeting is to consider the adoption, amendment or repeal of these Bylaws, which notice shall also include, without limitation, the text of any resolution calling for any adoption, amendment or repeal. Notwithstanding the foregoing, any shareholder seeking to bring a proposed amendment to these Bylaws before a meeting of shareholders, must comply with Sections 1.8 and 1.9 of these Bylaws.

ARTICLE VII

EMERGENCY BYLAWS

7.1

WHEN OPERATIVE. The emergency bylaws provided by the following Sections shall be operative during any emergency resulting from warlike damage or an attack on the United States or any nuclear or atomic disaster, notwithstanding any different provision in the preceding Sections of these Bylaws, in the Articles of Incorporation or in the PBCL. To the extent not inconsistent with these emergency bylaws, the Bylaws provided in the preceding Sections shall remain in effect during such emergency and upon the termination of such emergency the emergency bylaws shall cease to be operative unless and until another such emergency shall occur.

7.2	MEETINGS. During any such emergency:

(a)

Any meeting of the Board of Directors may be called by any director. Whenever any officer of the Company who is not a director has reason to believe that no director is available to participate in a meeting, such officer may call a meeting to be held under the provisions of this Section.

(b)

Notice of each meeting called under the provisions of this Section shall be given by the person calling the meeting or at his request by any officer of the Company. The notice shall specify the time and the place of the meeting, which shall be the head office of the Company at the time if feasible and otherwise any other place specified in the notice. Notice need be given only to such of the directors as it may be feasible to reach at the time and may be given by such means as may be feasible at the time, including publication, radio, email or text messaging. If given by mail, messenger, telephone or telegram, the notice shall be addressed to the director at his residence or business address or such other place as the person giving the notice shall deem suitable. In the case of meetings called by an officer who is not a director, notice shall also be given similarly, to the extent feasible, to the persons

2022 PROXY STATEMENT	›	B-23

APPENDIX B

named on the list referred to in part (c) of this Section. Notice shall be given at least two (2) calendar days before the meeting if feasible in the judgment of the person giving the notice and otherwise the meeting may be held on any shorter notice as deemed suitable.

(c)

At any meeting called under the provisions of this Section, the director or directors present shall constitute a quorum for the transaction of business. If no director attends a meeting called by an officer who is not a director and if there are present at least three of the persons named on a numbered list of personnel approved by the Board of Directors before the emergency, those present (but not more than the seven appearing highest in priority on such list) shall be deemed directors for such meeting and shall constitute a quorum for the transaction of business.

7.3

LINES OF SUCCESSION. The Board of Directors, during as well as before any such emergency, may provide, and from time to time modify, lines of succession in the event that during such an emergency any or all officers or agents of the Company shall for any reason be rendered incapable of discharging their duties.

7.4

OFFICES. The Board of Directors, during as well as before any such emergency, may, effective in the emergency, change the head office or designate several alternative head offices or regional offices, or authorize the officers so to do.

7.5	LIABILITY. No officer, director or employee acting in accordance with these emergency bylaws shall be liable except for willful misconduct.

7.6

REPEAL OR CHANGE. These emergency bylaws shall be subject to repeal or change by further action of the Board of Directors or by action of the shareholders, except that no such repeal or change shall modify the provisions of the next preceding Section with regard to action or inaction prior to the time of such repeal or change.

ARTICLE VIII

PENNSYLVANIA ACT 36 OF 1990

8.1

NON-APPLICABILITY OF PENNSYLVANIA’S CONTROL-SHARE ACQUISITION STATUTE. Subchapter G of Chapter 25 of the PBCL (relating to certain control-share acquisitions of the Company’s common stock and the voting of such shares by certain controlling shareholders) shall not be applicable to the Company.

8.2

NON-APPLICABILITY OF PENNSYLVANIA’S DISGORGEMENT STATUTE. Subchapter H of Chapter 25 of the PBCL (relating to disgorgement to the Company of profits made on the sale of its common stock by certain controlling shareholders if the sale occurs within certain periods and under certain circumstances) shall not be applicable to the Company.

ARTICLE IX

FORUM SELECTION

9.1

EXCLUSIVE FORUM. Unless the Board of Directors adopts a resolution approving the selection of an alternative forum, the exclusive forum shall be the federal District Court for the Middle District of Pennsylvania, or if such federal court does not have jurisdiction, any other federal or state court located within the Commonwealth of Pennsylvania, for the following types of actions: (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director or officer of the Company to the Company, (iii) any action asserting a claim against the Company or any director or officer or other employee of the Company arising pursuant to any provision of the PBCL, the Articles of Incorporation or these Bylaws (as each may be amended from time to time), or (iv) any action asserting a claim against the Company or any director or officer or other employee of the Company governed by the internal affairs doctrine.

As amended                 , 2022.

2022 PROXY STATEMENT	›	B-24

GLATFELTER CORPORATION HOLLY BRODESSER
4350 CONGRESS STREET, SUITE 600
CHARLOTTE, NC 28209
Your vote matters - here’s how to vote!
VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information.
Vote by 11:59 p.m. Eastern Time on November 10, 2022 for shares held directly and by 11:59 p.m. Eastern Time on November 8, 2022 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on November 10, 2022 for shares held directly and by 11:59 p.m. Eastern Time on November 8, 2022 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D91491-S53608
KEEP THIS PORTION FOR YOUR RECORD
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
DETACH AND RETURN THIS PORTION ONLY
GLATFELTER CORPORATION
The Board of Directors recommends a vote FOR Proposals 1, 2, 3, 4, 5 and 6.
1. Proposal to approve amendments to our Articles of Incorporation and Bylaws to implement a majority voting standard for uncontested director elections.
2. Proposal to approve an amendment to our Articles of Incorporation to eliminate cumulative voting in director elections.
3. Proposal to approve an amendment to our Bylaws to allow the Board of Directors of the Company (the “Board” or “Board of Directors”) to determine the number of authorized directors by resolution.
4. Proposal to approve an amendment to our Bylaws to allow our Board to determine the time and place of the annual meeting.
5. Proposal to approve an amendment to our Bylaws to provide for proxy access, which would allow eligible shareholders to include their own nominees for director in the Company’s proxy materials along with the Board’s nominees.
6. Proposal to approve amendments to our Bylaws to clarify our voting standards.
NOTE: If voting by mail, this section must be completed for your vote to be counted. Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.
Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date
For Against Abstain

Glatfelter Corporation
2022 Special Shareholder Meeting Friday, November 11, 2022 at 10:00 a.m. Eastern Time www.virtualshareholdermeeting.com/GLT2022SM
To be admitted to the Meeting Website, you must enter the 16-digit control number found on your proxy card, voting instruction form, or Notice of Special Meeting (“Notice”). You may vote your shares and ask questions during the Special Meeting by following the instructions available on the Meeting Website. We encourage you to access the Meeting Website prior to the start time to familiarize yourself with the virtual platform and ensure you can hear the streaming audio. Online access will be available starting at 9:45 a.m., Eastern Time, on Friday, November 11, 2022.
Important Notice Regarding the Availability of Proxy Materials for the
2022 Special Meeting of Shareholders to be Held Friday, November 11, 2022: Glatfelter Corporation’s Proxy Statement for the 2022 Special Meeting of Shareholders is available at www.glatfelter.com/investors/financials-and-filings/ and www.proxyvote.com.
IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
D91492-S53608
Proxy — GLATFELTER CORPORATION CHARLOTTE, NORTH CAROLINA
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD FRIDAY, NOVEMBER 11, 2022 AT 10:00 A.M. EASTERN TIME
The undersigned shareholder of Glatfelter Corporation hereby appoints Kevin M. Fogarty and Lee C. Stewart and each of them, attorneys and proxies, with power of substitution in each of them, to vote and act for and on behalf of the undersigned at the Special Meeting of Shareholders of the Company to be held virtually at www.virtualshareholdermeeting.com/GLT2022SM on Friday, November 11, 2022, and at all adjournments thereof, according to the number of shares which the undersigned would be entitled to vote if then personally present, as indicated hereon and in their discretion, to the extent permitted by applicable law, rule or regulation, upon such other business as may come before the meeting and hereby ratifies and confirms all that said attorneys and proxies may do or cause to be done by virtue hereof.
When properly executed, this proxy will be voted as directed herein. It is agreed that, if no direction is given or directed on the other side of this proxy card, said attorneys and proxies are appointed WITH authority to vote FOR Proposals 1, 2,
3, 4, 5 and 6.
(PLEASE FILL IN, SIGN AND DATE ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE) (Continued and to be signed on reverse side)